UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

AB GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.22

ANNUAL REPORT

AB GLOBAL BOND FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Global Bond Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL BOND FUND | 1

ANNUAL REPORT

November 9, 2022

This report provides management’s discussion of fund performance for the AB Global Bond Fund for the annual reporting period ended September 30, 2022.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB GLOBAL BOND FUND

Class A Shares	-8.43%	-13.27%

Class C Shares	-8.74%	-13.88%

Advisor Class Shares[1]	-8.19%	-12.95%

Class R Shares[1]	-8.63%	-13.65%

Class K Shares[1]	-8.48%	-13.38%

Class I Shares[1]	-8.20%	-13.06%

Class Z Shares[1]	-8.29%	-13.01%

Bloomberg Global Aggregate Bond Index (USD hedged)	-7.49%	-12.05%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended September 30, 2022.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. During the 12-month period, sector allocation was the primary detractor, relative to the benchmark. Losses from exposure to emerging-market corporate and sovereign bonds, and high-yield corporate bonds in the eurozone and US were greater than gains from underweights to US agency mortgages and investment-grade corporate bonds, as well as exposure to inflation-linked bonds in Australia and agency risk-sharing transactions in the US. Country allocation (a result of bottom-up security analysis combined with fundamental research) also detracted, primarily due to underweights to Japan and China, and an overweight to the US that were partially offset by an underweight to the UK and no exposure to Russia. Security selection among emerging-market corporate and sovereign bonds, and eurozone high-yield corporates

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added more than losses from selection in US investment-grade and eurozone high-yield corporate bonds. Currency decisions contributed, as gains from a short position in the euro, combined with a net short in the Chinese renminbi and a long position in the Brazilian real, were greater than losses from a long position in the South Korean won and a short in the Swedish krona. Yield-curve positioning added, mostly due to gains from an underweight to the five- and 20-year parts of the curve in the US, along with an underweight to the 10-year part of the curve in the UK, which offset losses from overweights to the 10- to 20-year parts of the curve in Australia and underweights to the 10- to 30-year parts of the curve in Japan.

During the six-month period, country allocation was the primary detractor, as underweights to Japan and China, and overweights to the US and eurozone lost more than gains from an underweight to the UK and an overweight to Australia. Security selection in US and eurozone investment-grade corporate bonds and emerging-market corporate bonds detracted, offset partially by selection in commercial mortgage-backed securities and US high-yield corporate bonds. Sector allocation also hampered results, mostly from exposure to high-yield corporate bonds in the US and eurozone that exceeded gains from an underweight to US agency mortgages and an overweight to US Treasuries. Currency decisions contributed, mainly from beneficial short positions in the euro, net Chinese renminbi, Brazilian real, New Zealand dollar and Mexican peso that were more than losses from long positions in the South Korean won, Norwegian krone and Singapore dollar. Yield-curve positioning also contributed, as underweights to the 10-year part of the curve in the UK and the 20- to 30-year parts of the US curve added more than losses from an overweight to the 10-year part of the curve in the eurozone and overweights to the long end of the Japanese curve.

During both periods, the Fund utilized derivatives in the form of interest rate swaps and futures and to manage and hedge duration risk and/or to take active yield-curve positioning. The Fund utilized currency forwards to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors. Purchased options were utilized as a hedging tool to reduce risk exposure.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended September 30, 2022, fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan. In credit risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed treasuries,

abfunds.com	AB GLOBAL BOND FUND | 3

underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds trailed in the US versus US Treasuries while eurozone high yield outperformed eurozone treasuries. Investment-grade emerging-market corporate bonds slightly trailed developed-market corporates. Longer-maturity emerging-market sovereign bonds underperformed developed-market treasuries. Emerging-market local-currency bonds lagged as the US dollar advanced against almost all developed- and emerging-market currencies. Brent crude oil prices ended the period higher, even as prices fell sharply in the final quarter on global growth concerns and reduced demand.

The Fund’s Senior Investment Management Team (the “Team”) invests in fixed-income securities with no sector restrictions. The Fund holds debt securities from both developed and emerging markets. The Team’s core fixed-income strategy pursues an attractive risk/return profile by managing currency exposure. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

The Adviser actively manages the Fund’s assets in relation to market conditions and general economic conditions and adjusts the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of

(continued on next page)

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investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Global Aggregate Bond Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price or unwind and leveraged so that small changes may produce disproportionate losses

abfunds.com	AB GLOBAL BOND FUND | 7

DISCLOSURES AND RISKS (continued)

for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/30/2012 TO 9/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Global Bond Fund Class A shares (from 9/30/2012 to 9/30/2022) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			3.19%

1 Year	-13.27%	-16.97%

5 Years	-0.61%	-1.46%

10 Years	1.12%	0.68%

CLASS C SHARES			2.53%

1 Year	-13.88%	-14.71%

5 Years	-1.35%	-1.35%

10 Years[2]	0.38%	0.38%

ADVISOR CLASS SHARES[3]			3.58%

1 Year	-12.95%	-12.95%

5 Years	-0.34%	-0.34%

10 Years	1.40%	1.40%

CLASS R SHARES[3]			2.80%

1 Year	-13.65%	-13.65%

5 Years	-1.02%	-1.02%

10 Years	0.72%	0.72%

CLASS K SHARES[3]			3.12%

1 Year	-13.38%	-13.38%

5 Years	-0.71%	-0.71%

10 Years	1.04%	1.04%

CLASS I SHARES[3]			3.48%

1 Year	-13.06%	-13.06%

5 Years	-0.34%	-0.34%

10 Years	1.41%	1.41%

CLASS Z SHARES[3]			3.55%

1 Year	-13.01%	-13.01%

5 Years	-0.29%	-0.29%

Since Inception[4]	1.74%	1.74%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.80%, 1.55%, 0.55%, 1.24%, 0.93%, 0.55% and 0.50% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2022.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-16.97%

5 Years	-1.46%

10 Years	0.68%

CLASS C SHARES

1 Year	-14.71%

5 Years	-1.35%

10 Years[1]	0.38%

ADVISOR CLASS SHARES[2]

1 Year	-12.95%

5 Years	-0.34%

10 Years	1.40%

CLASS R SHARES[2]

1 Year	-13.65%

5 Years	-1.02%

10 Years	0.72%

CLASS K SHARES[2]

1 Year	-13.38%

5 Years	-0.71%

10 Years	1.04%

CLASS I SHARES[2]

1 Year	-13.06%

5 Years	-0.34%

10 Years	1.41%

CLASS Z SHARES[2]

1 Year	-13.01%

5 Years	-0.29%

Since Inception[3]	1.74%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$915.70	$3.89	0.81%
Hypothetical**	$1,000	$1,021.01	$4.10	0.81%
Class C
Actual	$1,000	$912.60	$7.48	1.56%
Hypothetical**	$1,000	$1,017.25	$7.89	1.56%
Advisor Class
Actual	$1,000	$918.10	$2.69	0.56%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%
Class R
Actual	$1,000	$913.70	$6.00	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%
Class K
Actual	$1,000	$915.20	$4.51	0.94%
Hypothetical**	$1,000	$1,020.36	$4.76	0.94%
Class I
Actual	$1,000	$918.00	$2.79	0.58%
Hypothetical**	$1,000	$1,022.16	$2.94	0.58%
Class Z
Actual	$1,000	$917.10	$2.45	0.51%
Hypothetical**	$1,000	$1,022.51	$2.59	0.51%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

September 30, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,399.7

1

All data are as of September 30, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.5% or less in the following security types: Asset-Backed Securities, Bank Loans, Common Stocks, Emerging Markets–Corporate Bonds, Emerging Markets–Sovereigns, Governments–Sovereign Agencies, Local Governments–Regional Bonds and Warrants.

abfunds.com	AB GLOBAL BOND FUND | 15

PORTFOLIO SUMMARY (continued)

September 30, 2022 (unaudited)

1

All data are as of September 30, 2022. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or other investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following: Brazil, Chile, Colombia, Denmark, Finland, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Kazakhstan, Kuwait, Luxembourg, Macau, Malaysia, Mexico, Netherlands, New Zealand, Norway, Panama, Peru, Philippines, Portugal, Qatar, Romania, Saudi Arabia, Singapore, South Africa, Supranational, Sweden, Switzerland, Taiwan, Thailand, United Arab Emirates and Uruguay.

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PORTFOLIO OF INVESTMENTS

September 30, 2022

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 52.1%
Australia – 3.2%
Australia Government Bond Series 136 4.75%, 04/21/2027(a)	AUD	207,274	$138,759,993
Series 145 2.75%, 06/21/2035(a)		51,003	28,596,281
Series 150 3.00%, 03/21/2047(a)		14,094	7,472,252

			174,828,526

Austria – 2.0%
Republic of Austria Government Bond Zero Coupon, 02/20/2030(a)	EUR	5,136	4,151,626
0.50%, 02/20/2029(a)		4,212	3,626,640
0.90%, 02/20/2032(a)		121,364	100,367,634

			108,145,900

Belgium – 0.8%
Kingdom of Belgium Government Bond Series 84 1.45%, 06/22/2037(a)		25,528	20,234,703
Series 96 2.75%, 04/22/2039(a)		27,732	25,959,602

			46,194,305

Canada – 1.4%
Canadian Government Bond 1.25%, 03/01/2027	CAD	63,190	41,792,978
2.00%, 12/01/2051		40,465	23,110,551
2.25%, 12/01/2029		17,213	11,730,017

			76,633,546

China – 1.5%
China Government Bond Series INBK 2.80%, 03/24/2029	CNY	181,350	25,646,379
3.81%, 09/14/2050		365,210	56,894,930

			82,541,309

Germany – 6.7%
Bundesrepublik Deutschland Bundesanleihe Zero Coupon, 02/15/2032(a)	EUR	172,707	139,594,825
Zero Coupon, 08/15/2050(a)		27,220	14,958,262
0.25%, 02/15/2029(a)		94,287	82,979,448
3.25%, 07/04/2042(a)		59,627	68,295,373
Series G Zero Coupon, 08/15/2031(a)		44,893	36,813,355
Zero Coupon, 08/15/2050(a)		31,390	17,296,078

			359,937,341

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.5%
Indonesia Treasury Bond Series FR87 6.50%, 02/15/2031	IDR	414,116,000	$25,699,532

Ireland – 0.2%
Ireland Government Bond Zero Coupon, 10/18/2031(a)	EUR	13,190	10,265,502

Italy – 2.6%
Italy Buoni Poliennali Del Tesoro 0.25%, 03/15/2028(a)		79,018	63,893,258
2.80%, 06/15/2029(a)		65,970	59,878,333
4.00%, 04/30/2035(a)		16,125	15,081,114

			138,852,705

Japan – 3.6%
Japan Government Five Year Bond Series 138 0.10%, 12/20/2023	JPY	3,707,000	25,677,232
Japan Government Forty Year Bond Series 15 1.00%, 03/20/2062		6,382,500	37,921,799
Japan Government Ten Year Bond Series 332 0.60%, 12/20/2023		4,073,350	28,385,607
Japan Government Thirty Year Bond Series 65 0.40%, 12/20/2049		5,587,150	30,570,966
Series 68 0.60%, 09/20/2050		3,939,050	22,567,369
Series 74 1.00%, 03/20/2052		1,468,300	9,280,914
Japan Government Twenty Year Bond Series 159 0.60%, 12/20/2036		4,022,550	27,588,566
Series 169 0.30%, 06/20/2039		1,984,250	12,558,573

			194,551,026

Malaysia – 0.4%
Malaysia Government Bond Series 310 4.498%, 04/15/2030	MYR	101,778	22,013,196

South Korea – 5.5%
Korea Treasury Bond Series 2506 3.125%, 06/10/2025	KRW	280,508,520	190,716,678

18 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2703 2.375%, 03/10/2027	KRW	164,589,530	$106,519,912

			297,236,590

Thailand – 0.3%
Thailand Government Bond 2.00%, 12/17/2031	THB	663,490	16,211,970

United Kingdom – 1.6%
United Kingdom Gilt 0.875%, 01/31/2046(a)	GBP	35,592	21,465,565
1.25%, 07/31/2051(a)		4,547	2,839,568
1.50%, 07/31/2053(a)		14,980	9,909,055
1.75%, 09/07/2037(a)		61,155	50,069,008

			84,283,196

United States – 21.8%
U.S. Treasury Bonds 1.125%, 05/15/2040	U.S.$	125,315	78,243,553
1.125%, 08/15/2040		95,345	58,994,719
1.75%, 08/15/2041		34,810	23,790,459
1.875%, 02/15/2051		99,191	65,652,109
2.00%, 08/15/2051		43,935	29,999,367
2.375%, 02/15/2042		21,356	16,360,699
3.00%, 11/15/2045		3,529	2,945,612
4.50%, 08/15/2039		3,839	4,117,927
U.S. Treasury Notes 0.25%, 05/31/2025		189,085	170,087,857
0.50%, 11/30/2023		28,495	27,275,154
0.50%, 02/28/2026		29,655	26,170,538
1.25%, 11/30/2026		58,060	51,682,469
2.25%, 02/15/2027		127,825	118,218,159
2.50%, 04/30/2024		175,082	170,212,532
2.625%, 12/31/2023(b)		57,340	56,166,319
2.75%, 04/30/2027		150,162	141,762,313
2.75%, 08/15/2032		102,895	94,036,378
2.875%, 05/15/2032		45,264	41,833,840

			1,177,550,004

Total Governments - Treasuries (cost $3,305,154,271)			2,814,944,648

CORPORATES - INVESTMENT GRADE – 21.7%
Financial Institutions – 11.7%
Banking – 8.0%
AIB Group PLC 0.50%, 11/17/2027(a)	EUR	14,715	12,059,616
4.263%, 04/10/2025(a)	U.S.$	853	818,242

abfunds.com	AB GLOBAL BOND FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASB Finance Ltd. 0.25%, 09/08/2028(a)	EUR	559	$437,622
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)	U.S.$	9,412	8,946,846
Banco de Credito del Peru SA 3.25%, 09/30/2031(a)		510	430,567
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		450	438,484
Banco Santander SA 4.175%, 03/24/2028		17,400	15,751,623
5.147%, 08/18/2025		200	194,373
5.294%, 08/18/2027		600	566,870
Bangkok Bank PCL/Hong Kong 9.025%, 03/15/2029(a)		440	503,250
Bank Hapoalim BM 3.255%, 01/21/2032(a)		257	210,740
Bank Leumi Le-Israel BM 3.275%, 01/29/2031(a)		290	247,787
Bank Mandiri Persero Tbk PT 4.75%, 05/13/2025(a)		320	311,060
Bank of America Corp. 0.583%, 08/24/2028(a)	EUR	9,840	8,099,498
1.898%, 07/23/2031	U.S.$	270	201,124
1.922%, 10/24/2031		673	498,103
2.884%, 10/22/2030		461	378,395
3.194%, 07/23/2030		573	482,596
3.384%, 04/02/2026		68	64,271
3.419%, 12/20/2028		9,403	8,340,946
3.559%, 04/23/2027		3,854	3,557,432
3.824%, 01/20/2028		450	414,439
3.846%, 03/08/2037		240	193,937
3.97%, 03/05/2029		560	505,246
3.974%, 02/07/2030		461	411,414
4.571%, 04/27/2033		124	111,275
4.948%, 07/22/2028		603	579,911
5.015%, 07/22/2033		603	560,968
Series B 8.05%, 06/15/2027		930	1,015,254
Series N 2.651%, 03/11/2032		686	534,812
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		200	195,712
Bank of Nova Scotia (The) 0.125%, 09/04/2026(a)	EUR	531	448,540
0.25%, 11/01/2028(a)		111	85,462

20 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banque Federative du Credit Mutuel SA 0.625%, 11/19/2027(a)	EUR	100	$81,533
2.375%, 03/24/2026(a)		500	456,183
Barclays PLC 5.088%, 06/20/2030	U.S.$	405	354,434
8.00%, 03/15/2029(c)		11,342	9,951,004
Bbva Bancomer Sa/texas 1.875%, 09/18/2025(a)		600	534,675
BDO Unibank, Inc. 2.125%, 01/13/2026(a)		240	216,600
Belfius Bank SA 3.125%, 05/11/2026(a)	EUR	500	457,551
Berlin Hyp AG 1.25%, 01/22/2025		500	465,518
BNP Paribas SA 2.219%, 06/09/2026(a)	U.S.$	475	427,938
7.75%, 08/16/2029(a)(c)		7,767	7,195,264
BPCE SA 2.875%, 04/22/2026(a)	EUR	500	462,575
3.25%, 01/11/2028(a)	U.S.$	338	298,620
4.50%, 03/15/2025(a)		8,251	7,838,179
4.625%, 07/11/2024(a)		470	456,660
4.75%, 07/19/2027(a)		598	572,716
5.15%, 07/21/2024(a)		260	255,187
5.25%, 04/16/2029(a)	GBP	100	96,501
CaixaBank SA 0.375%, 11/18/2026(a)	EUR	10,300	8,832,921
1.50%, 12/03/2026(a)	GBP	2,200	2,035,289
Capital One Financial Corp. 1.65%, 06/12/2029	EUR	325	250,917
4.985%, 07/24/2026	U.S.$	135	132,139
CBQ Finance Ltd. 2.00%, 05/12/2026(a)		450	397,913
Citigroup, Inc. 0.50%, 10/08/2027(a)	EUR	440	372,521
1.462%, 06/09/2027	U.S.$	5,627	4,790,322
4.412%, 03/31/2031		625	562,040
5.95%, 01/30/2023(c)		1,384	1,368,126
Series P 5.95%, 05/15/2025(c)		2,793	2,542,681
Series W 4.00%, 12/10/2025(c)		232	195,762
Series Y 4.15%, 11/15/2026(c)		7,121	5,686,706
CMB Wing Lung Bank Ltd. 3.75%, 11/22/2027(a)		290	289,148

abfunds.com	AB GLOBAL BOND FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Commonwealth Bank of Australia 2.688%, 03/11/2031(a)	U.S.$	365	$276,177
3.784%, 03/14/2032(a)		7,204	5,782,044
Cooperatieve Rabobank UA 3.25%, 12/29/2026(a)(c)	EUR	5,600	4,191,674
4.375%, 06/29/2027(a)(c)		6,200	5,020,120
4.625%, 05/23/2029(a)	GBP	125	117,135
Credit Suisse AG/London 0.25%, 01/05/2026(a)	EUR	531	453,667
0.25%, 09/01/2028(a)		455	338,757
Credit Suisse Group AG 0.625%, 01/18/2033(a)		971	568,818
2.125%, 11/15/2029(a)	GBP	260	203,567
4.194%, 04/01/2031(a)	U.S.$	15,457	12,273,168
6.373%, 07/15/2026(a)		1,625	1,572,770
6.442%, 08/11/2028(a)		613	571,983
6.537%, 08/12/2033(a)		290	261,749
Danske Bank A/S 0.75%, 06/09/2029(a)	EUR	14,640	11,370,956
3.244%, 12/20/2025(a)	U.S.$	3,465	3,228,171
4.298%, 04/01/2028(a)		6,347	5,690,339
DBS Group Holdings Ltd. Series G 3.30%, 02/27/2025(a)(c)		240	216,600
Deutsche Bank AG 1.625%, 01/20/2027(a)	EUR	500	416,821
1.75%, 11/19/2030(a)		300	222,671
1.875%, 02/23/2028(a)		9,700	8,104,587
2.625%, 02/12/2026(a)		7,400	6,708,732
Deutsche Bank AG/New York NY 3.961%, 11/26/2025	U.S.$	240	224,255
6.119%, 07/14/2026		555	540,064
DNB Bank ASA 0.25%, 02/23/2029(a)	EUR	180	143,021
0.375%, 01/18/2028(a)		257	219,165
1.625%, 05/31/2026(a)		120	111,869
Doha Finance Ltd. 2.375%, 03/31/2026(a)	U.S.$	590	524,923
Erste Group Bank AG 0.875%, 05/13/2027(a)	EUR	300	256,228
1.625%, 09/08/2031(a)		200	166,342
4.25%, 10/15/2027(a)(c)		200	141,042
Federation des Caisses Desjardins du Quebec 4.40%, 08/23/2025(a)	U.S.$	315	304,629
4.55%, 08/23/2027(a)		618	583,779
First Abu Dhabi Bank PJSC 4.50%, 04/05/2026(a)(c)		480	446,490

22 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 2.383%, 07/21/2032	U.S.$	13,982	$10,561,906
2.615%, 04/22/2032		1,860	1,441,921
2.64%, 02/24/2028		4,396	3,818,570
3.102%, 02/24/2033		265	210,518
3.272% (SOFR + 1.39%), 03/15/2024(d)		285	284,646
3.375%, 03/27/2025(a)	EUR	4,000	3,900,366
3.615%, 03/15/2028	U.S.$	1,805	1,642,576
4.223%, 05/01/2029		230	209,445
4.25%, 01/29/2026(a)	GBP	335	343,692
4.387%, 06/15/2027	U.S.$	123	117,161
4.482%, 08/23/2028		124	116,473
6.875%, 01/18/2038	GBP	75	80,642
HSBC Holdings PLC 1.645%, 04/18/2026	U.S.$	431	384,297
2.013%, 09/22/2028		699	562,016
3.125%, 06/07/2028	EUR	484	432,132
3.973%, 05/22/2030	U.S.$	420	355,794
4.18%, 12/09/2025		619	592,404
4.292%, 09/12/2026		204	192,974
4.755%, 06/09/2028		819	753,781
4.762%, 03/29/2033		675	558,786
5.21%, 08/11/2028		9,435	8,848,429
5.75%, 12/20/2027(a)	GBP	125	126,366
6.375%, 03/30/2025(c)	U.S.$	14,348	12,859,395
ING Groep NV 1.75%, 02/16/2031(a)	EUR	100	79,507
2.125%, 05/26/2031(a)		200	174,703
4.017%, 03/28/2028	U.S.$	295	268,846
5.75%, 11/16/2026(c)		200	172,182
6.50%, 04/16/2025(c)		226	201,729
Intesa Sanpaolo SpA 1.35%, 02/24/2031(a)	EUR	250	170,577
3.875%, 07/14/2027(a)	U.S.$	200	177,192
Series XR 4.00%, 09/23/2029(a)		200	166,243
JPMorgan Chase & Co. 1.09%, 03/11/2027(a)	EUR	7,804	6,921,578
1.578%, 04/22/2027	U.S.$	580	501,365
2.522%, 04/22/2031		206	162,804
2.545%, 11/08/2032		315	239,459
2.947%, 02/24/2028		720	638,061
3.22%, 03/01/2025		11	10,645
3.509%, 01/23/2029		235	208,177
3.96%, 01/29/2027		383	361,378
4.005%, 04/23/2029		2,349	2,124,646

abfunds.com	AB GLOBAL BOND FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.323%, 04/26/2028	U.S.$	618	$581,290
4.452%, 12/05/2029		604	552,489
4.565%, 06/14/2030		15,926	14,621,844
4.586%, 04/26/2033		124	111,661
4.851%, 07/25/2028		268	257,140
4.912%, 07/25/2033		604	557,812
5.717%, 09/14/2033		175	165,346
Series I 6.276% (LIBOR 3 Month + 3.47%), 01/30/2023(c)(d)		2,251	2,240,868
Series V 5.597% (LIBOR 3 Month + 3.32%), 10/01/2022(c)(d)		97	97,000
Jyske Bank A/S 2.25%, 04/05/2029(a)	EUR	100	93,527
KBC Group NV 1.50%, 03/29/2026(a)		100	92,152
Kookmin Bank 2.50%, 11/04/2030(a)	U.S.$	810	624,206
Lloyds Banking Group PLC 1.50%, 09/12/2027(a)	EUR	508	440,267
3.75%, 03/18/2028	U.S.$	285	257,593
5.125%, 12/27/2024(c)	GBP	200	186,451
7.50%, 06/27/2024(c)	U.S.$	15,460	14,311,528
Macquarie Group Ltd. 0.35%, 03/03/2028(a)	EUR	555	435,474
0.625%, 02/03/2027(a)		100	83,658
3.763%, 11/28/2028(a)	U.S.$	188	168,528
5.108%, 08/09/2026(a)		270	264,899
5.491%, 11/09/2033(a)		124	114,599
Mitsubishi UFJ Financial Group, Inc. 3.741%, 03/07/2029		417	375,361
4.08%, 04/19/2028		200	186,451
5.354%, 09/13/2028		200	195,629
Mizuho Financial Group, Inc. 0.184%, 04/13/2026(a)	EUR	528	451,461
0.47%, 09/06/2029(a)		135	104,038
0.693%, 10/07/2030(a)		111	81,125
2.26%, 07/09/2032	U.S.$	200	147,942
4.353%, 10/20/2025(a)		325	311,007
5.414%, 09/13/2028		200	196,295
Morgan Stanley 0.406%, 10/29/2027	EUR	14,525	12,261,061
2.95%, 05/07/2032		235	203,958
3.772%, 01/24/2029	U.S.$	95	85,608
4.21%, 04/20/2028		4,737	4,430,797
4.679%, 07/17/2026		152	147,979
Series G 2.625%, 03/09/2027	GBP	245	232,832

24 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nanyang Commercial Bank Ltd. 3.80%, 11/20/2029(a)	U.S.$	570	$538,401
National Australia Bank Ltd. 1.375%, 08/30/2028(a)	EUR	102	87,609
Nationwide Building Society 0.25%, 09/14/2028(a)		554	430,487
2.647% (SOFR + 1.29%), 02/16/2028(a)(d)	U.S.$	290	271,338
2.972%, 02/16/2028(a)		4,664	4,028,787
4.00%, 09/14/2026(a)		250	227,402
4.85%, 07/27/2027(a)		200	190,634
NatWest Group PLC 0.78%, 02/26/2030(a)	EUR	17,390	12,960,407
3.622%, 08/14/2030(a)	GBP	105	103,478
4.445%, 05/08/2030	U.S.$	455	400,616
5.076%, 01/27/2030		791	723,180
NatWest Markets PLC 0.125%, 11/12/2025(a)	EUR	105	91,501
0.125%, 06/18/2026(a)		534	452,570
1.60%, 09/29/2026(a)	U.S.$	400	340,395
NBK Tier 1 Financing 2 Ltd. 4.50%, 08/27/2025(a)(c)		290	259,695
NIBC Bank NV 0.25%, 09/09/2026(a)	EUR	500	407,429
Nordea Bank Abp 4.75%, 09/22/2025(a)	U.S.$	200	197,106
Nykredit Realkredit AS 0.25%, 01/13/2026(a)	EUR	528	455,353
OP Corporate Bank PLC 0.375%, 06/16/2028(a)		554	431,950
Oversea-Chinese Banking Corp. Ltd. 1.832%, 09/10/2030(a)	U.S.$	530	473,566
Philippine National Bank 3.28%, 09/27/2024(a)		480	456,540
PNC Financial Services Group, Inc. (The) Series O 6.46% (LIBOR 3 Month + 3.68%), 11/01/2022(c)(d)		1,214	1,210,478
QIB Sukuk Ltd. 1.95%, 10/27/2025(a)		300	274,931
QNB Finance Ltd. 1.375%, 01/26/2026(a)		510	449,374
Raiffeisen Bank International AG 0.05%, 09/01/2027(a)	EUR	600	462,640
Santander Consumer Bank AS 0.125%, 09/11/2024(a)		200	183,834
Santander Holdings USA, Inc. 2.49%, 01/06/2028	U.S.$	5,605	4,667,383
5.807%, 09/09/2026		120	117,350

abfunds.com	AB GLOBAL BOND FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Santander UK Group Holdings PLC 0.603%, 09/13/2029(a)	EUR	1,438	$1,080,655
2.469%, 01/11/2028	U.S.$	450	376,035
Shinhan Bank Co., Ltd. 4.00%, 04/23/2029(a)		760	688,987
Shinhan Financial Group Co., Ltd. 3.34%, 02/05/2030(a)		540	503,989
5.875%, 08/13/2023(a)(c)		230	227,024
Siam Commercial Bank PCL/Cayman Islands Series G 4.40%, 02/11/2029(a)		350	333,550
Societe Generale SA 0.125%, 02/18/2028(a)	EUR	600	481,448
1.50%, 05/30/2025(a)		100	95,069
2.797%, 01/19/2028(a)	U.S.$	16,809	14,220,838
Standard Chartered PLC 0.80%, 11/17/2029(a)	EUR	195	148,091
2.608%, 01/12/2028(a)	U.S.$	12,199	10,370,110
2.819%, 01/30/2026(a)		480	441,528
3.125%, 11/19/2024(a)	EUR	479	455,065
4.316% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(c)(d)	U.S.$	12,300	9,268,431
Sumitomo Mitsui Financial Group, Inc. 0.632%, 10/23/2029(a)	EUR	110	82,968
1.546%, 06/15/2026(a)		499	448,307
3.04%, 07/16/2029	U.S.$	585	493,714
Sumitomo Mitsui Trust Bank Ltd. 0.85%, 03/25/2024(a)		209	196,357
2.55%, 03/10/2025(a)		200	187,725
Svenska Handelsbanken AB 4.375%, 03/01/2027(a)(c)		200	162,852
Swedbank AB 0.20%, 01/12/2028(a)	EUR	556	438,925
Series G 0.25%, 11/02/2026(a)		265	227,370
Series NC5 5.625%, 09/17/2024(a)(c)	U.S.$	3,600	3,330,699
Toronto-Dominion Bank (The) 0.50%, 01/18/2027(a)	EUR	526	444,003
UBS Group AG 0.25%, 02/24/2028(a)		547	429,004
2.904% (SOFR + 1.58%), 05/12/2026(a)(d)	U.S.$	17,565	17,509,514
3.126%, 08/13/2030(a)		295	242,979
5.125%, 07/29/2026(a)(c)		200	169,042

26 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UniCredit SpA 1.982%, 06/03/2027(a)	U.S.$	619	$508,617
2.569%, 09/22/2026(a)		15,592	13,342,964
3.127%, 06/03/2032(a)		9,962	7,130,684
United Overseas Bank Ltd. 2.00%, 10/14/2031(a)		200	172,236
Series G 1.75%, 03/16/2031(a)		250	217,873
Virgin Money UK PLC Series G 5.125%, 12/11/2030(a)	GBP	135	133,997
Visa, Inc. 1.50%, 06/15/2026	EUR	375	347,014
Wells Fargo & Co. 2.393%, 06/02/2028	U.S.$	200	171,479
4.54%, 08/15/2026		123	119,103
Western Union Co. (The) 2.75%, 03/15/2031		221	166,113
Westpac Banking Corp. Series G 4.322%, 11/23/2031		185	170,228
Woori Bank 5.125%, 08/06/2028(a)		210	200,524
Yorkshire Building Society 0.50%, 07/01/2028(a)	EUR	553	434,320

			430,133,474

Brokerage – 0.3%
Abrdn PLC 4.25%, 06/30/2028(a)	U.S.$	299	257,929
Blue Owl Finance LLC 4.375%, 02/15/2032(a)		133	104,756
Brookfield Finance, Inc. 3.90%, 01/25/2028		583	526,602
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(c)		17,210	14,188,992
CI Financial Corp. 3.20%, 12/17/2030		157	113,052
Clearstream Banking AG Zero Coupon, 12/01/2025(a)	EUR	200	179,000
Intercorp Peru Ltd. 3.875%, 08/15/2029(a)	U.S.$	370	299,700

			15,670,031

Finance – 1.0%
Aareal Bank AG 0.75%, 04/18/2028(a)	EUR	500	369,001

abfunds.com	AB GLOBAL BOND FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032	U.S.$	6,374	$4,813,473
Air Lease Corp. 2.10%, 09/01/2028		2,747	2,141,230
2.875%, 01/15/2026		1,977	1,772,493
3.25%, 03/01/2025		568	532,064
3.625%, 04/01/2027		827	732,659
4.625%, 10/01/2028		1,867	1,672,658
Aircastle Ltd. 2.85%, 01/26/2028(a)		9,362	7,170,809
4.25%, 06/15/2026		4,586	4,112,606
5.25%, 08/11/2025(a)		6,102	5,748,007
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		1,965	1,649,994
1.95%, 09/20/2026(a)		2,125	1,721,095
3.50%, 11/01/2027(a)		1,342	1,114,804
4.125%, 08/01/2025(a)		23	21,074
4.375%, 01/30/2024(a)		1,889	1,825,913
4.875%, 10/01/2025(a)		926	864,938
5.50%, 12/15/2024(a)		5,268	5,098,378
Bain Capital Specialty Finance, Inc. 2.55%, 10/13/2026		139	114,007
Blackstone Private Credit Fund 3.25%, 03/15/2027		139	115,336
7.05%, 09/29/2025(a)		590	582,800
BOC Aviation Ltd. 3.875%, 04/27/2026(a)		620	586,404
CCBL Cayman 1 Corp. Ltd. 1.80%, 07/22/2026(a)		400	352,700
CDBL Funding 1 3.50%, 10/24/2027(a)		430	392,642
China Development Bank Financial Leasing Co., Ltd. 2.875%, 09/28/2030(a)		350	323,159
EQT AB 0.875%, 05/14/2031(a)	EUR	586	393,897
Huarong Finance 2017 Co., Ltd. 4.25%, 11/07/2027(a)	U.S.$	530	395,844
4.75%, 04/27/2027(a)		290	225,801
Huarong Finance 2019 Co., Ltd. 3.25%, 11/13/2024(a)		260	228,962
3.375%, 02/24/2030(a)		570	370,251
ICBCIL Finance Co., Ltd. 3.625%, 05/19/2026(a)		230	218,256
Intercorp Financial Services, Inc. 4.125%, 10/19/2027(a)		840	725,182

28 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

KKR Group Finance Co. X LLC 3.25%, 12/15/2051(a)	U.S.$	139	$90,665
ORIX Corp. 5.20%, 09/13/2032		120	115,530
OWL Rock Core Income Corp. 7.75%, 09/16/2027(a)		594	585,395
Owl Rock Technology Finance Corp. 2.50%, 01/15/2027		288	230,163
Power Finance Corp., Ltd. Series G 3.35%, 05/16/2031(a)		360	278,863
Prospect Capital Corp. 3.364%, 11/15/2026		666	551,097
Synchrony Financial 2.875%, 10/28/2031		9,262	6,579,880
3.95%, 12/01/2027		1,270	1,106,913
5.15%, 03/19/2029		220	200,182

			56,125,125

Insurance – 1.1%
ACE Capital Trust II 9.70%, 04/01/2030		150	187,841
Aegon NV 5.50%, 04/11/2048		653	565,302
Ageas SA/NV 1.875%, 11/24/2051(a)	EUR	100	69,720
Allianz SE 3.099%, 07/06/2047(a)		200	179,855
3.375%, 09/18/2024(a)(c)		200	185,804
4.75%, 10/24/2023(a)(c)		200	193,428
Argentum Netherlands BV for Swiss Re Ltd. 5.625%, 08/15/2052(a)	U.S.$	597	531,315
5.75%, 08/15/2050(a)		365	334,670
Argentum Netherlands BV for Zurich Insurance Co., Ltd. 3.50%, 10/01/2046(a)	EUR	155	142,612
Assicurazioni Generali SpA 3.875%, 01/29/2029(a)		305	264,482
5.00%, 06/08/2048(a)		1,801	1,647,139
5.50%, 10/27/2047(a)		7,099	6,666,554
Athene Global Funding 0.366%, 09/10/2026(a)		107	89,525
0.832%, 01/08/2027(a)		530	444,698
0.95%, 01/08/2024(a)	U.S.$	201	189,628
2.646%, 10/04/2031(a)		139	104,801
2.717%, 01/07/2029(a)		13	10,511

abfunds.com	AB GLOBAL BOND FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Athene Holding Ltd. 3.45%, 05/15/2052	U.S.$	139	$85,893
3.50%, 01/15/2031		454	363,373
4.125%, 01/12/2028		467	420,322
Aviva PLC 4.00%, 06/03/2055(a)	GBP	135	100,553
AXA SA 3.25%, 05/28/2049(a)	EUR	299	254,686
Berkshire Hathaway, Inc. 2.15%, 03/15/2028		280	254,135
Brown & Brown, Inc. 4.20%, 03/17/2032	U.S.$	642	552,094
Cloverie PLC for Zurich Insurance Co., Ltd. 5.625%, 06/24/2046(a)		859	792,603
CNP Assurances 1.25%, 01/27/2029(a)	EUR	500	388,007
2.50%, 06/30/2051(a)		200	154,376
Credit Agricole Assurances SA 4.75%, 09/27/2048(a)		8,900	8,075,628
Elevance Health, Inc. 2.375%, 01/15/2025	U.S.$	46	43,393
F&G Global Funding 2.30%, 04/11/2027(a)		138	118,848
5.15%, 07/07/2025(a)		594	579,151
Fairfax Financial Holdings Ltd. 5.625%, 08/16/2032(a)		123	113,503
GA Global Funding Trust 2.25%, 01/06/2027(a)		150	130,217
Globe Life, Inc. 4.80%, 06/15/2032		121	112,077
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		149	122,127
Liberty Mutual Group, Inc. 3.625%, 05/23/2059(a)	EUR	8,585	7,172,900
MetLife Capital Trust IV 7.875%, 12/15/2037(a)	U.S.$	276	295,655
MetLife, Inc. 9.25%, 04/08/2038(a)		232	269,392
Metropolitan Life Global Funding I 2.95%, 04/09/2030(a)		150	127,282
3.86% (SOFR + 0.91%), 03/21/2025(a)(d)		285	284,597
4.30%, 08/25/2029(a)		614	572,800
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 3.25%, 05/26/2049(a)	EUR	3,700	3,168,285

30 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	U.S.$	4,295	$5,510,364
New York Life Insurance Co. 4.45%, 05/15/2069(a)		80	63,176
Pacific Life Global Funding II 1.375%, 04/14/2026(a)		659	577,567
Principal Life Global Funding II 1.50%, 11/17/2026(a)		140	120,825
Protective Life Global Funding 3.218%, 03/28/2025(a)		150	142,338
4.714%, 07/06/2027(a)		150	144,607
Prudential Financial, Inc. 5.20%, 03/15/2044		385	367,987
5.625%, 06/15/2043		435	427,715
QBE Insurance Group Ltd. 5.875%, 05/12/2025(a)(c)		325	299,871
Sammons Financial Group, Inc. 4.75%, 04/08/2032(a)		129	104,805
Swiss Re Finance Luxembourg SA 4.25%, 09/04/2024(a)(c)		200	174,157
UNIQA Insurance Group AG 1.375%, 07/09/2030(a)	EUR	500	385,880
UnitedHealth Group, Inc. 3.875%, 08/15/2059	U.S.$	644	480,706
4.75%, 05/15/2052		121	108,203
4.95%, 05/15/2062		616	551,708
Voya Financial, Inc. 5.65%, 05/15/2053		12,751	12,523,481

			58,343,172

Other Finance – 0.0%
China Cinda 2020 I Management Ltd. 3.00%, 01/20/2031(a)		510	372,715
Computershare US, Inc. 1.125%, 10/07/2031(a)	EUR	305	217,015
Intercontinental Exchange, Inc. 5.20%, 06/15/2062	U.S.$	122	109,419

			699,149

REITs – 1.3%
Acef Holding SCA 1.25%, 04/26/2030(a)	EUR	436	313,453
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029	U.S.$	220	204,030
American Tower Corp. 0.40%, 02/15/2027	EUR	270	221,934
0.50%, 01/15/2028		196	155,598
0.875%, 05/21/2029		225	172,369
4.00%, 06/01/2025	U.S.$	282	272,372

abfunds.com	AB GLOBAL BOND FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aroundtown SA 0.375%, 04/15/2027(a)	EUR	100	$74,360
Boston Properties LP 3.40%, 06/21/2029	U.S.$	380	321,620
Castellum Helsinki Finance Holding Abp 0.875%, 09/17/2029(a)	EUR	596	375,695
CBRE Services, Inc. 2.50%, 04/01/2031	U.S.$	647	492,145
Digital Dutch Finco BV 1.25%, 02/01/2031(a)	EUR	502	354,411
Digital Euro Finco LLC 2.50%, 01/16/2026(a)		15,955	14,500,038
Digital Intrepid Holding BV 0.625%, 07/15/2031(a)		330	216,526
Equinix, Inc. 3.90%, 04/15/2032	U.S.$	129	109,533
Essential Properties LP 2.95%, 07/15/2031		10,801	7,891,530
Fastighets AB Balder 1.25%, 01/28/2028(a)	EUR	265	188,428
Federal Realty Investment Trust 3.50%, 06/01/2030	U.S.$	140	119,353
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		5,638	4,230,202
5.25%, 06/01/2025		560	542,004
Heimstaden Bostad Treasury BV 0.75%, 09/06/2029(a)	EUR	275	185,331
Host Hotels & Resorts LP Series I 3.50%, 09/15/2030	U.S.$	6,531	5,217,060
Series J 2.90%, 12/15/2031		6,958	5,106,528
Kilroy Realty LP 2.50%, 11/15/2032		160	115,241
MAF Sukuk Ltd. 3.933%, 02/28/2030(a)		340	309,464
NE Property BV 1.75%, 11/23/2024(a)	EUR	509	458,002
1.875%, 10/09/2026(a)		107	86,075
3.375%, 07/14/2027(a)		101	83,444
Nerval SAS 2.875%, 04/14/2032(a)		300	240,881
Office Properties Income Trust 2.40%, 02/01/2027	U.S.$	365	262,609
3.45%, 10/15/2031		534	323,667
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033		8,923	6,323,013

32 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.375%, 02/01/2031	U.S.$	405	$309,760
3.625%, 10/01/2029		1,382	1,124,460
Prologis Euro Finance LLC 0.375%, 02/06/2028	EUR	145	117,863
1.00%, 02/08/2029		220	177,061
Realty Income Corp. 1.125%, 07/13/2027	GBP	230	200,954
Regency Centers LP 4.40%, 02/01/2047	U.S.$	33	25,534
Sabra Health Care LP 5.125%, 08/15/2026		320	300,393
Samhallsbyggnadsbolaget i Norden AB 1.125%, 09/04/2026(a)	EUR	100	73,554
SBB Treasury Oyj 0.75%, 12/14/2028(a)		10,119	6,171,484
1.125%, 11/26/2029(a)		314	190,796
Spirit Realty LP 4.45%, 09/15/2026	U.S.$	393	372,733
Trust Fibra Uno 4.869%, 01/15/2030(a)		735	559,657
6.39%, 01/15/2050(a)		205	142,321
Unibail-Rodamco-Westfield SE 1.875%, 01/15/2031(a)	EUR	200	147,053
2.25%, 05/14/2038(a)		500	302,240
VICI Properties LP 4.75%, 02/15/2028	U.S.$	123	113,022
4.95%, 02/15/2030		123	111,218
5.125%, 05/15/2032		615	545,588
VICI Properties LP/VICI Note Co., Inc. 4.25%, 12/01/2026(a)		101	90,716
Vornado Realty LP 3.40%, 06/01/2031		233	178,057
WEA Finance LLC 2.875%, 01/15/2027(a)		650	553,127
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.75%, 09/17/2024(a)		607	571,461
Weyerhaeuser Co. 7.375%, 03/15/2032		140	151,445
WPC Eurobond BV 0.95%, 06/01/2030	EUR	582	406,095
1.35%, 04/15/2028		10,003	8,062,097

			70,465,605

			631,436,556

abfunds.com	AB GLOBAL BOND FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrial – 8.9%
Basic – 0.5%
Air Products and Chemicals, Inc. 0.50%, 05/05/2028	EUR	175	$144,857
Amcor Flexibles North America, Inc. 2.69%, 05/25/2031	U.S.$	651	510,958
Amcor UK Finance PLC 1.125%, 06/23/2027	EUR	103	86,119
Anglo American Capital PLC 1.625%, 09/18/2025(a)		506	465,655
1.625%, 03/11/2026(a)		210	190,992
5.625%, 04/01/2030(a)	U.S.$	260	246,968
BHP Billiton Finance Ltd. 6.50%, 10/22/2077(a)	GBP	210	234,370
Series 17 1.50%, 04/29/2030(a)	EUR	125	101,019
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)	U.S.$	450	379,665
Celanese US Holdings LLC 5.90%, 07/05/2024		130	128,260
6.05%, 03/15/2025		90	87,937
6.165%, 07/15/2027		311	293,799
6.33%, 07/15/2029		311	290,368
Celulosa Arauco y Constitucion SA 3.875%, 11/02/2027		200	173,600
4.20%, 01/29/2030(a)		470	383,872
5.50%, 04/30/2049(a)		260	190,011
Dow Chemical Co. (The) 9.40%, 05/15/2039		279	354,676
DuPont de Nemours, Inc. 5.419%, 11/15/2048		216	194,100
Equate Petrochemical BV 2.625%, 04/28/2028(a)		1,000	843,625
Freeport Indonesia PT 4.763%, 04/14/2027(a)		320	289,600
5.315%, 04/14/2032(a)		404	334,310
Fresnillo PLC 4.25%, 10/02/2050(a)		240	164,595
GC Treasury Center Co., Ltd. 2.98%, 03/18/2031(a)		310	240,889
4.40%, 03/30/2032(a)		200	171,519
Georgia-Pacific LLC 0.625%, 05/15/2024(a)		376	349,180
Glencore Capital Finance DAC 1.125%, 03/10/2028(a)	EUR	260	207,092
Glencore Finance Europe Ltd. 3.125%, 03/26/2026(a)	GBP	105	101,439
3.75%, 04/01/2026(a)	EUR	160	153,077

34 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gold Fields Orogen Holdings BVI Ltd. 6.125%, 05/15/2029(a)	U.S.$	200	$187,855
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)		230	163,559
Inversiones CMPC SA 3.00%, 04/06/2031(a)		530	392,134
LANXESS AG 0.625%, 12/01/2029(a)	EUR	600	436,092
LG Chem Ltd. 2.375%, 07/07/2031(a)	U.S.$	510	397,142
LYB International Finance II BV 0.875%, 09/17/2026	EUR	214	182,620
LyondellBasell Industries NV 4.625%, 02/26/2055	U.S.$	150	113,629
Mondi Finance Europe GmbH 2.375%, 04/01/2028(a)	EUR	490	427,928
Newmont Corp. 2.60%, 07/15/2032	U.S.$	140	106,351
Nexa Resources SA 6.50%, 01/18/2028(a)		7,304	6,678,814
Nucor Corp. 4.30%, 05/23/2027		128	122,815
PPG Industries, Inc. 1.875%, 06/01/2025	EUR	255	238,717
SABIC Capital I BV 2.15%, 09/14/2030(a)	U.S.$	1,020	816,191
SKF AB 0.25%, 02/15/2031(a)	EUR	294	210,914
Solvay SA 0.50%, 09/06/2029(a)		600	437,543
Southern Copper Corp. 3.875%, 04/23/2025	U.S.$	180	171,338
5.875%, 04/23/2045		170	159,170
Suzano Austria GmbH 3.75%, 01/15/2031		6,276	4,895,280
5.00%, 01/15/2030		200	172,935
Series DM3N 3.125%, 01/15/2032		500	357,813
UPL Corp. Ltd. 4.625%, 06/16/2030(a)		380	297,896
Vale Overseas Ltd. 3.75%, 07/08/2030		200	161,125
Westlake Corp. 3.375%, 08/15/2061		160	92,313

			24,532,726

abfunds.com	AB GLOBAL BOND FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
3M Co. 2.375%, 08/26/2029	U.S.$	637	$523,150
3.375%, 03/01/2029		591	527,069
AGCO International Holdings BV 0.80%, 10/06/2028(a)	EUR	559	420,885
Carlisle Cos., Inc. 0.55%, 09/01/2023	U.S.$	323	310,239
CNH Industrial Capital LLC 1.45%, 07/15/2026		205	176,911
CNH Industrial Finance Europe SA 1.75%, 09/12/2025(a)	EUR	210	195,502
Eaton Corp. 4.70%, 08/23/2052	U.S.$	180	158,088
HeidelbergCement Finance Luxembourg SA 1.75%, 04/24/2028(a)	EUR	370	320,773
IDEX Corp. 2.625%, 06/15/2031	U.S.$	667	536,178
John Deere Capital Corp. 4.05%, 09/08/2025		120	117,924
4.15%, 09/15/2027		106	102,881
4.35%, 09/15/2032		465	442,098
Metso Outotec Oyj 0.875%, 05/26/2028(a)	EUR	179	136,822
Safran SA 0.125%, 03/16/2026(a)		500	434,667
Schneider Electric SE 0.25%, 09/09/2024(a)		100	93,749
1.50%, 09/08/2023(a)		200	194,208
St Marys Cement, Inc. Canada 5.75%, 01/28/2027(a)	U.S.$	440	427,103
UltraTech Cement Ltd. 2.80%, 02/16/2031(a)		410	315,521
Waste Connections, Inc. 4.20%, 01/15/2033		124	112,363

			5,546,131

Communications - Media – 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050		330	236,021
5.375%, 05/01/2047		2,760	2,125,311
5.75%, 04/01/2048		245	198,109
6.484%, 10/23/2045		115	101,599
Comcast Corp. 1.875%, 02/20/2036	GBP	122	88,305

36 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.90%, 03/01/2038	U.S.$	230	$188,070
4.65%, 07/15/2042		210	179,944
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		145	125,290
Discovery Communications LLC 1.90%, 03/19/2027	EUR	144	120,547
5.20%, 09/20/2047	U.S.$	9,179	6,788,933
5.30%, 05/15/2049		3,856	2,886,312
Fox Corp. 3.50%, 04/08/2030		190	162,864
5.476%, 01/25/2039		240	208,309
Informa PLC 2.125%, 10/06/2025(a)	EUR	496	450,190
Interpublic Group of Cos., Inc. (The) 3.375%, 03/01/2041	U.S.$	105	69,524
4.75%, 03/30/2030		175	160,507
ITV PLC 1.375%, 09/26/2026(a)	EUR	517	439,415
JCDecaux SA 1.625%, 02/07/2030(a)		100	74,425
2.625%, 04/24/2028(a)		500	419,120
Meta Platforms, Inc. 4.65%, 08/15/2062(a)	U.S.$	92	74,109
Netflix, Inc. 3.625%, 05/15/2027	EUR	6,300	5,816,168
4.625%, 05/15/2029		5,971	5,467,610
Paramount Global 4.20%, 05/19/2032	U.S.$	2,223	1,801,539
Prosus NV 1.539%, 08/03/2028(a)	EUR	230	170,465
3.257%, 01/19/2027(a)	U.S.$	250	209,375
3.68%, 01/21/2030(a)		970	734,387
Tencent Holdings Ltd. 2.39%, 06/03/2030(a)		820	644,366
Time Warner Cable LLC 5.25%, 07/15/2042	GBP	100	83,253
Walt Disney Co. (The) 3.80%, 05/13/2060	U.S.$	215	159,369
Warnermedia Holdings, Inc. 3.755%, 03/15/2027(a)		4,535	4,070,319
5.05%, 03/15/2042(a)		190	142,214
Weibo Corp. 3.375%, 07/08/2030		6,799	5,011,288
3.50%, 07/05/2024		290	276,986
Wolters Kluwer NV 0.75%, 07/03/2030(a)	EUR	267	206,719

			39,890,962

abfunds.com	AB GLOBAL BOND FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.4%
America Movil SAB de CV 2.875%, 05/07/2030	U.S.$	340	$285,541
AT&T, Inc. 3.55%, 09/15/2055		320	210,137
Series B 2.875%, 03/02/2025(c)	EUR	6,100	5,270,679
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	6,607	7,658,860
CK Hutchison Group Telecom Finance SA 1.125%, 10/17/2028(a)	EUR	260	207,695
Corning, Inc. 5.45%, 11/15/2079	U.S.$	80	65,335
Deutsche Telekom International Finance BV 2.00%, 12/01/2029(a)	EUR	246	218,826
4.375%, 06/21/2028(a)	U.S.$	270	256,318
8.75%, 06/15/2030		325	373,311
HKT Capital No. 4 Ltd. 3.00%, 07/14/2026(a)		760	699,343
Koninklijke KPN NV 0.625%, 04/09/2025(a)	EUR	500	458,287
NTT Finance Corp. 0.082%, 12/13/2025(a)		521	464,151
0.399%, 12/13/2028(a)		109	88,523
4.239%, 07/25/2025(a)	U.S.$	200	196,221
O2 Telefonica Deutschland Finanzierungs GmbH 1.75%, 07/05/2025(a)	EUR	500	466,204
Ooredoo International Finance Ltd. 2.625%, 04/08/2031(a)	U.S.$	740	616,050
Orange SA 2.375%, 01/15/2025(a)(c)	EUR	200	180,819
5.25%, 02/07/2024(a)(c)		160	156,458
PLDT, Inc. 2.50%, 01/23/2031(a)	U.S.$	870	708,669
Rogers Communications, Inc. 4.55%, 03/15/2052(a)		638	510,874
SingTel Group Treasury Pte Ltd. 2.375%, 08/28/2029(a)		290	247,823
T-Mobile USA, Inc. 2.625%, 04/15/2026		200	180,835
Telefonica Emisiones SA 7.045%, 06/20/2036		384	378,881
Verizon Communications, Inc. 3.875%, 02/08/2029		320	292,141

38 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vodafone Group PLC 3.00%, 08/12/2056(a)	GBP	100	$63,837
4.20%, 12/13/2027(a)	AUD	320	192,695

			20,448,513

Consumer Cyclical - Automotive – 0.6%
American Honda Finance Corp. 0.30%, 07/07/2028	EUR	546	438,952
Aptiv PLC 1.50%, 03/10/2025		210	192,957
Aptiv PLC/Aptiv Corp. 4.15%, 05/01/2052	U.S.$	79	53,590
General Motors Co. 5.00%, 10/01/2028		265	243,836
5.00%, 04/01/2035		316	257,757
5.40%, 10/15/2029		122	112,685
5.60%, 10/15/2032		122	108,823
General Motors Financial Co., Inc. 3.10%, 01/12/2032		500	375,993
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		9,781	8,391,516
3.35%, 06/08/2025(a)		4,587	4,306,374
Hella GmbH & Co. KGaA 1.00%, 05/17/2024	EUR	505	474,449
Hyundai Capital America 1.30%, 01/08/2026(a)	U.S.$	365	314,791
2.375%, 10/15/2027(a)		590	494,049
Hyundai Motor Manufacturing Indonesia PT 1.75%, 05/06/2026(a)		250	215,516
Kia Corp. 2.75%, 02/14/2027(a)		290	256,099
3.50%, 10/25/2027(a)		230	207,834
Lear Corp. 3.50%, 05/30/2030		802	655,371
Nissan Motor Acceptance Co. LLC 2.75%, 03/09/2028(a)		255	200,849
RCI Banque SA 1.75%, 04/10/2026(a)	EUR	521	461,971
Volkswagen Financial Services NV 0.875%, 02/20/2025(a)	GBP	100	96,644
Volkswagen International Finance NV 0.875%, 09/22/2028(a)	EUR	8,600	6,927,078
3.50%, 06/17/2025(a)(c)		5,500	4,905,150
3.875%, 06/14/2027(a)(c)		300	252,535
3.875%, 06/17/2029(a)(c)		100	79,423
4.125%, 11/16/2038(a)		100	89,024

abfunds.com	AB GLOBAL BOND FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 10Y 1.875%, 03/30/2027(a)	EUR	100	$88,595

			30,201,861

Consumer Cyclical - Entertainment – 0.0%
CPUK Finance Ltd. 3.588%, 08/28/2025(a)	GBP	275	277,913

Consumer Cyclical - Other – 0.4%
Gohl Capital Ltd. 4.25%, 01/24/2027(a)	U.S.$	220	182,710
HOCHTIEF AG 0.625%, 04/26/2029(a)	EUR	180	125,210
Imerys SA 1.50%, 01/15/2027(a)		500	426,175
InterContinental Hotels Group PLC 1.625%, 10/08/2024(a)		403	373,888
Las Vegas Sands Corp. 2.90%, 06/25/2025	U.S.$	200	179,656
3.50%, 08/18/2026		6,755	5,930,396
3.90%, 08/08/2029		5,194	4,304,200
Lennar Corp. 4.75%, 05/30/2025		162	158,661
Marriott International, Inc./MD Series AA 4.65%, 12/01/2028		218	203,031
MDC Holdings, Inc. 2.50%, 01/15/2031		315	211,726
6.00%, 01/15/2043		11,397	8,683,482
Nissan Motor Co., Ltd. 2.652%, 03/17/2026(a)	EUR	125	112,721
NVR, Inc. 3.00%, 05/15/2030	U.S.$	661	539,110
Owens Corning 7.00%, 12/01/2036		50	51,584
PulteGroup, Inc. 6.375%, 05/15/2033		350	328,927
Sands China Ltd. 3.75%, 08/08/2031		1,060	764,243
Toll Brothers Finance Corp. 3.80%, 11/01/2029		190	154,289

			22,730,009

Consumer Cyclical - Restaurants – 0.0%
Haidilao International Holding Ltd. 2.15%, 01/14/2026(a)		670	539,350

40 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

McDonald’s Corp. 4.45%, 09/01/2048	U.S.$	143	$119,628
5.15%, 09/09/2052		598	556,126

			1,215,104

Consumer Cyclical - Retailers – 0.4%
Alimentation Couche-Tard, Inc. 1.875%, 05/06/2026(a)	EUR	506	456,202
3.55%, 07/26/2027(a)	U.S.$	643	574,350
AutoNation, Inc. 3.80%, 11/15/2027		5,371	4,763,186
3.85%, 03/01/2032		572	454,688
4.50%, 10/01/2025		1,361	1,316,596
4.75%, 06/01/2030		722	635,236
CK Hutchison Europe Finance 21 Ltd. 0.75%, 11/02/2029(a)	EUR	245	186,185
CK Hutchison International 21 Ltd. 2.50%, 04/15/2031(a)	U.S.$	790	644,336
Costco Wholesale Corp. 1.60%, 04/20/2030		312	251,215
Falabella SA 3.75%, 10/30/2027(a)		261	234,949
Home Depot, Inc. (The) 3.50%, 09/15/2056		194	137,729
4.00%, 09/15/2025		300	295,228
4.50%, 09/15/2032		119	113,857
4.50%, 12/06/2048		370	323,710
4.95%, 09/15/2052		461	432,183
5.875%, 12/16/2036		489	508,671
Lowe’s Cos., Inc. 4.05%, 05/03/2047		360	270,508
5.00%, 04/15/2033		120	113,644
5.625%, 04/15/2053		120	110,924
5.80%, 09/15/2062		569	523,183
PVH Corp. 3.125%, 12/15/2027(a)	EUR	8,275	7,118,669
3.625%, 07/15/2024(a)		481	467,960
4.625%, 07/10/2025	U.S.$	185	177,376
VF Corp. 0.25%, 02/25/2028	EUR	100	79,950
Walmart, Inc. 3.90%, 09/09/2025	U.S.$	120	117,902
3.95%, 09/09/2027		120	116,517
4.15%, 09/09/2032		120	114,999
4.50%, 09/09/2052		120	112,604

			20,652,557

abfunds.com	AB GLOBAL BOND FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.3%
AbbVie, Inc. 2.60%, 11/21/2024	U.S.$	552	$525,820
2.625%, 11/15/2028	EUR	320	296,092
4.45%, 05/14/2046	U.S.$	75	61,257
Altria Group, Inc. 3.125%, 06/15/2031	EUR	14,933	11,986,364
3.875%, 09/16/2046	U.S.$	160	101,441
4.00%, 02/04/2061		621	381,032
4.80%, 02/14/2029		135	124,604
5.80%, 02/14/2039		130	112,613
American Medical Systems Europe BV 1.375%, 03/08/2028	EUR	180	156,146
AmerisourceBergen Corp. 2.70%, 03/15/2031	U.S.$	381	306,422
2.80%, 05/15/2030		245	203,084
4.30%, 12/15/2047		146	116,762
Amgen, Inc. 3.35%, 02/22/2032		58	49,535
4.20%, 02/22/2052		220	172,945
4.40%, 05/01/2045		225	183,489
4.40%, 02/22/2062		195	151,670
4.663%, 06/15/2051		213	180,026
4.875%, 03/01/2053		720	634,068
Anheuser-Busch InBev SA/NV 2.75%, 03/17/2036(a)	EUR	100	81,820
Archer-Daniels-Midland Co. 2.50%, 08/11/2026	U.S.$	576	529,723
3.25%, 03/27/2030		627	559,843
4.535%, 03/26/2042		91	81,871
5.935%, 10/01/2032		190	200,810
Asahi Group Holdings Ltd. 0.336%, 04/19/2027(a)	EUR	535	453,844
0.541%, 10/23/2028(a)		109	87,779
Astrazeneca Finance LLC 1.20%, 05/28/2026	U.S.$	616	541,447
AstraZeneca PLC 0.70%, 04/08/2026		667	578,810
3.375%, 11/16/2025		392	374,971
BAT Capital Corp. 4.54%, 08/15/2047		70	46,627
BAT International Finance PLC 2.25%, 09/09/2052(a)	GBP	110	49,321
4.448%, 03/16/2028	U.S.$	235	210,138
Baxter International, Inc. 1.30%, 05/15/2029	EUR	521	426,043

42 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bayer AG 0.375%, 01/12/2029(a)	EUR	600	$459,608
1.375%, 07/06/2032(a)		200	146,293
Becton Dickinson Euro Finance SARL 0.334%, 08/13/2028		370	296,040
Biogen, Inc. 3.25%, 02/15/2051	U.S.$	85	54,814
Boston Scientific Corp. 0.625%, 12/01/2027	EUR	310	261,102
Bristol-Myers Squibb Co. 3.40%, 07/26/2029	U.S.$	536	486,963
3.90%, 03/15/2062		235	177,969
British American Tobacco PLC Series 5.25 3.00%, 09/27/2026(a)(c)	EUR	10,456	7,556,736
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	U.S.$	717	563,264
Cardinal Health, Inc. 4.90%, 09/15/2045		45	37,725
Cargill, Inc. 4.375%, 04/22/2052(a)		311	267,398
CCEP Finance Ireland DAC 0.50%, 09/06/2029(a)	EUR	355	278,769
Cencosud SA 4.375%, 07/17/2027(a)	U.S.$	230	209,199
Cia Cervecerias Unidas SA 3.35%, 01/19/2032(a)		200	166,600
Cigna Corp. 3.40%, 03/15/2050		235	159,442
4.80%, 08/15/2038		574	509,357
4.80%, 07/15/2046		193	165,632
4.90%, 12/15/2048		133	115,197
Coca-Cola Co. (The) 0.125%, 03/09/2029	EUR	180	142,917
CVS Health Corp. 4.25%, 04/01/2050	U.S.$	205	160,462
4.78%, 03/25/2038		295	258,546
DH Europe Finance II Sarl 2.60%, 11/15/2029		345	295,319
Diageo Finance PLC 0.125%, 10/12/2023(a)	EUR	136	129,581
1.875%, 03/27/2027(a)		235	216,749
Essity AB 0.25%, 02/08/2031(a)		588	418,966
Fresenius Medical Care US Finance III, Inc. 3.75%, 06/15/2029(a)	U.S.$	190	158,231

abfunds.com	AB GLOBAL BOND FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

General Mills, Inc. 0.45%, 01/15/2026	EUR	519	$460,808
4.00%, 04/17/2025	U.S.$	43	41,987
Gilead Sciences, Inc. 2.80%, 10/01/2050		145	89,404
4.80%, 04/01/2044		280	244,304
HCA, Inc. 5.50%, 06/15/2047		366	308,463
Hormel Foods Corp. 1.80%, 06/11/2030		266	212,335
Imperial Brands Finance Netherlands BV 1.75%, 03/18/2033(a)	EUR	14,609	9,520,520
Indofood CBP Sukses Makmur Tbk PT 3.398%, 06/09/2031(a)	U.S.$	490	361,429
Ingredion, Inc. 2.90%, 06/01/2030		361	297,915
Johnson & Johnson 3.40%, 01/15/2038		622	516,765
5.85%, 07/15/2038		187	198,939
5.95%, 08/15/2037		290	312,783
Kellogg Co. 1.25%, 03/10/2025	EUR	500	469,283
Keurig Dr Pepper, Inc. 0.75%, 03/15/2024	U.S.$	555	523,191
4.05%, 04/15/2032		127	111,761
4.50%, 04/15/2052		634	501,479
Laboratory Corp. of America Holdings 2.70%, 06/01/2031		673	543,907
4.70%, 02/01/2045		254	210,413
McKesson Corp. 1.50%, 11/17/2025	EUR	226	209,254
3.125%, 02/17/2029	GBP	205	186,885
Medtronic Global Holdings SCA 3.00%, 10/15/2028	EUR	345	328,495
Merck & Co., Inc. 2.90%, 12/10/2061	U.S.$	432	269,797
3.90%, 03/07/2039		543	462,010
4.00%, 03/07/2049		170	140,277
Molson Coors Beverage Co. 1.25%, 07/15/2024	EUR	500	467,444
5.00%, 05/01/2042	U.S.$	217	182,989
Molson Coors Brewing Co. 4.20%, 07/15/2046		436	324,484
Mondelez International Holdings Netherlands BV 4.25%, 09/15/2025(a)		598	586,992

44 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mondelez International, Inc. 2.625%, 03/17/2027	U.S.$	131	$117,676
Nestle Holdings, Inc. 0.375%, 01/15/2024(a)		157	148,629
1.25%, 09/15/2030(a)		643	494,032
4.00%, 09/12/2025(a)		150	147,756
4.125%, 10/01/2027(a)		150	145,487
4.25%, 10/01/2029(a)		150	144,883
4.70%, 01/15/2053(a)		150	140,017
Newell Brands, Inc. 6.375%, 09/15/2027		10,760	10,670,746
Panasonic Holdings Corp. 2.679%, 07/19/2024(a)		252	240,999
PepsiCo, Inc. 2.25%, 03/19/2025		295	279,394
2.625%, 07/29/2029		599	521,349
3.20%, 07/22/2029	GBP	100	96,021
3.90%, 07/18/2032	U.S.$	265	245,165
Pfizer, Inc. 7.20%, 03/15/2039		488	580,905
Philip Morris International, Inc. 1.75%, 11/01/2030		89	64,797
2.10%, 05/01/2030		709	538,588
4.25%, 11/10/2044		160	111,980
4.375%, 11/15/2041		613	451,133
Pilgrim’s Pride Corp. 3.50%, 03/01/2032(a)		105	79,193
5.875%, 09/30/2027(a)		454	441,399
Reynolds American, Inc. 5.85%, 08/15/2045		352	276,029
Sigma Finance Netherlands BV 4.875%, 03/27/2028(a)		350	311,500
Smithfield Foods, Inc. 2.625%, 09/13/2031(a)		315	232,787
Stryker Corp. 2.625%, 11/30/2030	EUR	270	238,152
Sysco Corp. 3.15%, 12/14/2051	U.S.$	210	132,457
6.60%, 04/01/2050		117	122,513
Takeda Pharmaceutical Co., Ltd. 3.175%, 07/09/2050		250	167,431
Tyson Foods, Inc. 3.55%, 06/02/2027		599	553,961
Viterra Finance BV 4.90%, 04/21/2027(a)		625	580,180
5.25%, 04/21/2032(a)		200	172,337

abfunds.com	AB GLOBAL BOND FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wyeth LLC 5.95%, 04/01/2037	U.S.$	673	$708,464

			70,899,569

Energy – 2.2%
APA Infrastructure Ltd. 2.00%, 03/22/2027(a)	EUR	502	443,737
4.25%, 07/15/2027(a)	U.S.$	393	366,414
Apache Corp. 5.10%, 09/01/2040		180	145,613
Boardwalk Pipelines LP 3.40%, 02/15/2031		150	120,874
BP Capital Markets America, Inc. 2.772%, 11/10/2050		330	204,723
BP Capital Markets PLC 3.25%, 03/22/2026(a)(c)	EUR	1,179	1,027,524
3.625%, 03/22/2029(a)(c)		12,390	9,817,601
Canadian Natural Resources Ltd. 3.85%, 06/01/2027	U.S.$	140	129,164
6.25%, 03/15/2038		424	408,443
Columbia Pipeline Group, Inc. 4.50%, 06/01/2025		399	391,041
ConocoPhillips Co. 4.025%, 03/15/2062(a)		345	262,296
6.95%, 04/15/2029		466	511,148
Contemporary Ruiding Development Ltd. 2.625%, 09/17/2030(a)		800	622,176
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		9,526	6,959,412
4.375%, 01/15/2028		185	165,552
4.90%, 06/01/2044		100	71,276
5.75%, 01/15/2031(a)		6,979	6,307,403
COSL Singapore Capital Ltd. 1.875%, 06/24/2025(a)		200	182,850
DCP Midstream Operating LP 5.375%, 07/15/2025		88	85,561
Devon Energy Corp. 5.00%, 06/15/2045		220	183,315
5.60%, 07/15/2041		10,811	9,704,332
Diamondback Energy, Inc. 4.25%, 03/15/2052		138	101,221
El Paso Natural Gas Co. LLC 3.50%, 02/15/2032(a)		63	51,816
Enbridge Energy Partners LP 7.375%, 10/15/2045		8,987	9,723,385
Energy Transfer LP 4.40%, 03/15/2027		235	219,398
5.35%, 05/15/2045		270	217,794

46 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.05%, 06/01/2041	U.S.$	85	$76,330
6.125%, 12/15/2045		205	179,145
6.25%, 04/15/2049		13,810	12,335,207
6.50%, 02/01/2042		384	357,156
Eni SpA 0.375%, 06/14/2028(a)	EUR	135	108,673
Series NC5. 2.625%, 10/13/2025(a)(c)		170	142,911
Series NC9 3.375%, 07/13/2029(a)(c)		12,030	8,900,380
Enterprise Products Operating LLC 3.70%, 01/31/2051	U.S.$	345	242,853
4.85%, 03/15/2044		130	108,663
Series E 5.25%, 08/16/2077		678	569,700
EQT Corp. 5.70%, 04/01/2028		2,688	2,639,661
Exxon Mobil Corp. 2.275%, 08/16/2026		582	531,112
2.992%, 03/19/2025		246	236,434
4.227%, 03/19/2040		215	186,903
Halliburton Co. 6.70%, 09/15/2038		303	304,730
7.45%, 09/15/2039		459	490,125
Hess Corp. 4.30%, 04/01/2027		230	216,084
5.60%, 02/15/2041		395	346,200
6.00%, 01/15/2040		369	341,804
Kinder Morgan Energy Partners LP 5.00%, 03/01/2043		175	141,797
6.95%, 01/15/2038		392	393,727
Kinder Morgan, Inc. 5.45%, 08/01/2052		123	106,392
7.75%, 01/15/2032		70	75,910
Marathon Oil Corp. 4.40%, 07/15/2027		90	84,067
6.60%, 10/01/2037		703	683,958
6.80%, 03/15/2032		277	277,100
Marathon Petroleum Corp. 4.75%, 09/15/2044		265	212,447
6.50%, 03/01/2041		3,097	3,066,530
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024(a)		364	351,388
4.625%, 04/01/2029(a)		288	256,940
MOL Hungarian Oil & Gas PLC 1.50%, 10/08/2027(a)	EUR	539	423,918
2.625%, 04/28/2023(a)		100	97,227

abfunds.com	AB GLOBAL BOND FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPLX LP 4.50%, 04/15/2038	U.S.$	180	$144,596
4.875%, 06/01/2025		95	93,292
4.95%, 09/01/2032		213	193,555
4.95%, 03/14/2052		516	405,824
5.50%, 02/15/2049		287	244,592
Oil India International Pte Ltd. 4.00%, 04/21/2027(a)		470	433,369
ONEOK Partners LP 6.125%, 02/01/2041		616	546,787
ONEOK, Inc. 3.40%, 09/01/2029		390	327,774
5.20%, 07/15/2048		588	471,208
6.35%, 01/15/2031		9,379	9,202,823
Pioneer Natural Resources Co. 2.15%, 01/15/2031		370	285,181
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/2024		335	322,313
PTTEP Treasury Center Co., Ltd. 2.993%, 01/15/2030(a)		300	254,730
Raizen Fuels Finance SA 5.30%, 01/20/2027(a)		290	275,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838%, 09/30/2027(a)		391	394,284
Reliance Industries Ltd. 2.875%, 01/12/2032(a)		250	195,694
3.625%, 01/12/2052(a)		300	196,556
SA Global Sukuk Ltd. 1.602%, 06/17/2026(a)		1,000	886,250
Saudi Arabian Oil Co. 2.25%, 11/24/2030(a)		1,100	892,375
2.875%, 04/16/2024(a)		483	466,699
3.25%, 11/24/2050(a)		410	273,111
Schlumberger Finance BV 0.50%, 10/15/2031(a)	EUR	568	418,422
Shell International Finance BV 4.375%, 05/11/2045	U.S.$	210	177,338
4.55%, 08/12/2043		560	487,465
6.375%, 12/15/2038		441	470,097
Suncor Energy, Inc. 6.50%, 06/15/2038		4,255	4,203,399
6.80%, 05/15/2038		204	206,558
6.85%, 06/01/2039		3,654	3,734,391
7.15%, 02/01/2032		75	78,359

48 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sweihan PV Power Co. PJSC 3.625%, 01/31/2049(a)	U.S.$	685	$539,814
Targa Resources Corp. 5.20%, 07/01/2027		94	90,854
6.25%, 07/01/2052		722	657,851
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		750	533,109
Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030(a)		250	205,281
7.00%, 10/15/2028		120	124,051
Thaioil Treasury Center Co., Ltd. 2.50%, 06/18/2030(a)		530	408,862
TotalEnergies Capital Canada Ltd. 2.125%, 09/18/2029(a)	EUR	500	447,407
TotalEnergies Capital International SA 2.50%, 03/25/2026(a)		100	96,121
3.386%, 06/29/2060	U.S.$	76	51,025
TotalEnergies SE Series NC7 1.625%, 10/25/2027(a)(c)	EUR	450	343,998
TransCanada PipeLines Ltd. 4.75%, 05/15/2038	U.S.$	175	152,126
Transcontinental Gas Pipe Line Co., LLC 3.25%, 05/15/2030		290	244,907
Transportadora de Gas Internacional SA ESP 5.55%, 11/01/2028(a)		850	756,925
Valero Energy Corp. 4.00%, 06/01/2052		46	33,256
6.625%, 06/15/2037		3,128	3,128,442
7.50%, 04/15/2032		495	537,445
Var Energi ASA 5.00%, 05/18/2027(a)		269	257,113
Vier Gas Transport GmbH Series DIP 1.50%, 09/25/2028(a)	EUR	500	412,437
Williams Cos., Inc. (The) 4.65%, 08/15/2032	U.S.$	90	81,753
5.30%, 08/15/2052		123	107,757
Wintershall Dea Finance BV 0.452%, 09/25/2023(a)	EUR	500	473,775
Woodside Finance Ltd. 3.70%, 09/15/2026(a)	U.S.$	628	582,677
4.50%, 03/04/2029(a)		531	487,655

			119,946,724

abfunds.com	AB GLOBAL BOND FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Alfa Desarrollo SpA 4.55%, 09/27/2051(a)	U.S.$	508	$330,292
CITIC Ltd. Series E 2.85%, 02/25/2030(a)		250	209,402
Ferguson Finance PLC 4.25%, 04/20/2027(a)		624	586,242
4.65%, 04/20/2032(a)		624	551,295
Massachusetts Institute of Technology 5.60%, 07/01/2111		245	249,461
Swire Pacific Mtn Financing HK Ltd. 2.875%, 01/30/2030(a)		340	290,020
Technip Energies NV 1.125%, 05/28/2028(a)	EUR	565	430,230
Worley US Finance Sub Ltd. 0.875%, 06/09/2026(a)		531	456,807
WW Grainger, Inc. 4.60%, 06/15/2045	U.S.$	364	328,387

			3,432,136

Services – 0.4%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		630	484,205
Amazon.com, Inc. 3.25%, 05/12/2061		677	455,805
4.10%, 04/13/2062		126	101,114
4.25%, 08/22/2057		496	414,234
Chicago Parking Meters LLC 4.93%, 12/30/2025(e)		16,500	15,831,161
eBay, Inc. 2.70%, 03/11/2030		350	285,064
Edenred 1.375%, 06/18/2029(a)	EUR	500	415,410
Euronet Worldwide, Inc. 1.375%, 05/22/2026		142	119,040
Global Payments, Inc. 5.30%, 08/15/2029	U.S.$	60	56,485
5.40%, 08/15/2032		102	94,560
5.95%, 08/15/2052		123	108,103
ISS Global A/S 0.875%, 06/18/2026(a)	EUR	106	91,658
1.50%, 08/31/2027(a)		527	445,802
JD.com, Inc. 3.875%, 04/29/2026	U.S.$	320	303,060
Mastercard, Inc. 1.00%, 02/22/2029	EUR	295	247,382
2.95%, 06/01/2029	U.S.$	567	505,019

50 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.65%, 06/01/2049	U.S.$	269	$209,780
3.85%, 03/26/2050		400	322,310
Moody’s Corp. 2.55%, 08/18/2060		120	64,776
3.75%, 02/25/2052		227	167,738
PayPal Holdings, Inc. 5.05%, 06/01/2052		606	538,281
Rentokil Initial PLC 0.50%, 10/14/2028(a)	EUR	557	435,001
Securitas AB 0.25%, 02/22/2028(a)		570	421,199
SGS Nederland Holding BV 0.125%, 04/21/2027(a)		500	414,099
Verisk Analytics, Inc. 4.125%, 03/15/2029	U.S.$	230	209,473
Visa, Inc. 4.15%, 12/14/2035		360	329,007

			23,069,766

Technology – 1.4%
Agilent Technologies, Inc. 2.30%, 03/12/2031		673	527,123
Apple, Inc. 2.00%, 09/17/2027	EUR	240	224,310
2.45%, 08/04/2026	U.S.$	495	457,394
2.80%, 02/08/2061		418	261,948
2.85%, 08/05/2061		257	162,251
2.90%, 09/12/2027		573	528,696
3.00%, 11/13/2027		570	527,323
3.25%, 08/08/2029		124	113,354
3.35%, 08/08/2032		124	110,330
3.95%, 08/08/2052		124	103,382
4.10%, 08/08/2062		224	183,653
4.375%, 05/13/2045		145	130,108
4.45%, 05/06/2044		485	445,211
Avnet, Inc. 5.50%, 06/01/2032		609	553,697
Axiata SPV2 Bhd 2.163%, 08/19/2030(a)		610	490,974
Baidu, Inc. 2.375%, 08/23/2031		630	489,075
Broadcom, Inc. 2.45%, 02/15/2031(a)		160	120,477
3.137%, 11/15/2035(a)		205	143,732
4.15%, 04/15/2032(a)		94	79,089
4.926%, 05/15/2037(a)		135	111,682
Cisco Systems, Inc. 5.50%, 01/15/2040		328	326,711
5.90%, 02/15/2039		312	324,502

abfunds.com	AB GLOBAL BOND FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dell International LLC/EMC Corp. 4.90%, 10/01/2026	U.S.$	360	$347,456
8.10%, 07/15/2036		109	115,621
8.35%, 07/15/2046		2,243	2,428,758
DXC Capital Funding DAC 0.45%, 09/15/2027(a)	EUR	686	554,614
DXC Technology Co. 1.75%, 01/15/2026		101	91,440
Entegris Escrow Corp. 4.75%, 04/15/2029(a)	U.S.$	9,256	8,211,130
Fidelity National Information Services, Inc. 0.625%, 12/03/2025	EUR	903	806,137
1.00%, 12/03/2028		791	637,202
4.50%, 07/15/2025	U.S.$	603	590,502
4.70%, 07/15/2027		603	580,570
Fiserv, Inc. 4.40%, 07/01/2049		140	108,521
Hewlett Packard Enterprise Co. 6.35%, 10/15/2045		529	481,562
HP, Inc. 2.65%, 06/17/2031		64	47,098
3.00%, 06/17/2027		25	22,193
4.20%, 04/15/2032		345	280,893
4.75%, 01/15/2028		75	70,471
5.50%, 01/15/2033		11,648	10,330,771
6.00%, 09/15/2041		531	461,623
Intel Corp. 3.05%, 08/12/2051		115	73,565
3.25%, 11/15/2049		150	99,831
3.75%, 08/05/2027		622	590,455
4.00%, 08/05/2029		124	115,185
4.15%, 08/05/2032		124	113,173
4.75%, 03/25/2050		470	405,291
4.90%, 08/05/2052		124	109,434
4.95%, 03/25/2060		472	403,317
5.05%, 08/05/2062		8,442	7,328,371
International Business Machines Corp. 3.30%, 05/15/2026		704	663,864
3.43%, 02/09/2052		135	91,905
3.50%, 05/15/2029		100	90,373
4.00%, 07/27/2025		120	117,590
4.00%, 06/20/2042		150	117,971
4.25%, 05/15/2049		100	79,042
4.40%, 07/27/2032		120	110,690
4.90%, 07/27/2052		284	248,917
KLA Corp. 4.95%, 07/15/2052		354	321,537

52 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kyndryl Holdings, Inc. 2.05%, 10/15/2026(a)	U.S.$	10,101	$8,113,012
Lam Research Corp. 4.00%, 03/15/2029		225	210,571
4.875%, 03/15/2049		277	254,653
Lenovo Group Ltd. 3.421%, 11/02/2030(a)		250	190,359
Microsoft Corp. 2.675%, 06/01/2060		150	95,007
2.921%, 03/17/2052		674	476,549
3.041%, 03/17/2062		200	136,446
3.45%, 08/08/2036		246	214,994
4.50%, 02/06/2057		126	116,205
Motorola Solutions, Inc. 5.60%, 06/01/2032		583	552,919
NXP BV/NXP Funding LLC 5.35%, 03/01/2026		445	439,994
Oracle Corp. 3.25%, 05/15/2030		150	123,489
3.60%, 04/01/2040		7,716	5,232,458
3.65%, 03/25/2041		676	458,870
3.85%, 07/15/2036		181	135,512
3.90%, 05/15/2035		190	145,653
4.00%, 07/15/2046		160	108,289
4.10%, 03/25/2061		551	348,764
5.375%, 07/15/2040		2,830	2,356,586
6.50%, 04/15/2038		211	201,061
SK Hynix, Inc. 2.375%, 01/19/2031(a)		460	338,761
Skyworks Solutions, Inc. 3.00%, 06/01/2031		355	269,800
Take-Two Interactive Software, Inc. 3.30%, 03/28/2024		219	213,465
Telefonaktiebolaget LM Ericsson 1.00%, 05/26/2029(a)	EUR	396	278,167
Texas Instruments, Inc. 2.25%, 09/04/2029	U.S.$	661	558,333
4.10%, 08/16/2052		183	156,430
TSMC Arizona Corp. 3.875%, 04/22/2027		360	342,976
4.125%, 04/22/2029		230	216,568
4.25%, 04/22/2032		380	350,777
4.50%, 04/22/2052		230	200,351
TSMC Global Ltd. 1.375%, 09/28/2030(a)		540	403,007
2.25%, 04/23/2031(a)		410	321,042

abfunds.com	AB GLOBAL BOND FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tyco Electronics Group SA Zero Coupon, 02/16/2029	EUR	135	$104,429
VeriSign, Inc. 2.70%, 06/15/2031	U.S.$	155	121,007
Western Digital Corp. 2.85%, 02/01/2029		2,233	1,735,550
3.10%, 02/01/2032		7,315	4,994,393
4.75%, 02/15/2026		561	519,453
Wipro IT Services LLC 1.50%, 06/23/2026(a)		250	217,656
Workday, Inc. 3.80%, 04/01/2032		108	93,951
Xiaomi Best Time International Ltd. 2.875%, 07/14/2031(a)		460	317,199

			75,326,801

Transportation - Airlines – 0.0%
Alaska Airlines Pass Through Trust Series 2020-1, Class A 4.80%, 08/15/2027(a)		568	535,724
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		978	950,499
4.75%, 10/20/2028(a)		356	331,080
easyJet FinCo BV 1.875%, 03/03/2028(a)	EUR	226	172,055
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)	U.S.$	356	348,930

			2,338,288

Transportation - Railroads – 0.1%
Burlington Northern Santa Fe LLC 4.45%, 01/15/2053		124	107,446
Canadian National Railway Co. 3.60%, 08/01/2047	CAD	355	207,958
4.40%, 08/05/2052	U.S.$	124	107,003
Canadian Pacific Railway Co. 6.125%, 09/15/2115		235	222,840
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		451	394,453
5.875%, 07/05/2034(a)		763	721,317
MTR Corp. Ltd. 1.625%, 08/19/2030(a)		260	205,855
Union Pacific Corp. 3.85%, 02/14/2072		133	95,311
4.50%, 01/20/2033		120	114,029
4.95%, 09/09/2052		120	112,222
5.15%, 01/20/2063		598	555,017

			2,843,451

54 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.3%
Adani Ports & Special Economic Zone Ltd. 3.10%, 02/02/2031(a)	U.S.$	360	$258,480
Ashtead Capital, Inc. 5.50%, 08/11/2032(a)		429	397,597
ENA Master Trust 4.00%, 05/19/2048(a)		1,716	1,262,332
FedEx Corp. 0.45%, 05/04/2029	EUR	12,816	9,672,045
Gatwick Funding Ltd. 2.625%, 10/07/2046(a)	GBP	120	69,158
Heathrow Funding Ltd. 1.50%, 02/11/2030(a)	EUR	536	431,170
2.625%, 03/16/2028(a)	GBP	295	249,580
HPHT Finance 21 Ltd. 2.00%, 03/19/2026(a)	U.S.$	250	223,865
Ryder System, Inc. 1.75%, 09/01/2026		139	121,589
Shanghai Port Group BVI Development 2 Co., Ltd. 1.50%, 07/13/2025(a)		500	452,175
Sydney Airport Finance Co. Pty Ltd. 3.625%, 04/28/2026(a)		365	338,434
Transurban Finance Co. Pty Ltd. 2.45%, 03/16/2031(a)		715	553,467

			14,029,892

			477,382,403

Utility – 1.1%
Electric – 1.1%
Abu Dhabi National Energy Co. PJSC 4.875%, 04/23/2030(a)		420	413,123
Adani Electricity Mumbai Ltd. 3.867%, 07/22/2031(a)		710	505,201
Adani Transmission Step-One Ltd. 4.00%, 08/03/2026(a)		7,886	7,133,380
AEP Texas, Inc. 4.70%, 05/15/2032		401	367,007
5.25%, 05/15/2052		121	110,706
AES Corp. (The) 3.30%, 07/15/2025(a)		23	21,177
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		2,885	2,271,937
Appalachian Power Co. Series BB 4.50%, 08/01/2032		57	51,315
AusNet Services Holdings Pty Ltd. 1.50%, 02/26/2027(a)	EUR	507	448,388

abfunds.com	AB GLOBAL BOND FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avangrid, Inc. 3.20%, 04/15/2025	U.S.$	99	$93,625
3.80%, 06/01/2029		637	565,979
Cadent Finance PLC 0.625%, 03/19/2030(a)	EUR	307	224,668
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(f)	U.S.$	206	145,488
Cometa Energia SA de CV 6.375%, 04/24/2035(a)		666	597,644
Commonwealth Edison Co. 5.90%, 03/15/2036		150	154,098
Series 133 3.85%, 03/15/2052		229	178,866
Consolidated Edison Co. of New York, Inc. Series 06-A 5.85%, 03/15/2036		115	114,444
Series 12-A 4.20%, 03/15/2042		270	212,559
Consorcio Transmantaro SA 5.20%, 04/11/2038(a)		460	393,300
Consumers Energy Co. 4.20%, 09/01/2052		124	103,070
Dte Energy Co. 4.22%, 11/01/2024		123	120,503
Duke Energy Indiana LLC Series YYY 3.25%, 10/01/2049		300	204,860
Duke Energy Ohio, Inc. 4.30%, 02/01/2049		130	104,298
Duke Energy Progress LLC 4.00%, 04/01/2052		43	33,654
E.ON International Finance BV 5.75%, 02/14/2033(a)	EUR	373	401,563
Series DIP 1.00%, 04/13/2025(a)		91	84,261
Electricite de France SA 2.875%, 12/15/2026(a)(c)		8,400	6,297,309
5.25%, 01/29/2023(a)(c)	U.S.$	485	453,475
Elia Transmission Belgium SA 0.875%, 04/28/2030(a)	EUR	500	392,185
Emirates Semb Corp. Water & Power Co. PJSC 4.45%, 08/01/2035(a)	U.S.$	220	199,650
Enel Chile SA 4.875%, 06/12/2028		270	249,379

56 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Enel Finance International NV 0.375%, 05/28/2029(a)	EUR	360	$268,574
0.50%, 06/17/2030(a)		6,949	4,999,520
2.25%, 07/12/2031(a)	U.S.$	4,990	3,485,872
4.25%, 06/15/2025(a)		564	543,152
4.625%, 06/15/2027(a)		537	502,680
5.00%, 06/15/2032(a)		200	170,805
6.00%, 10/07/2039(a)		115	101,366
Engie Energia Chile SA 3.40%, 01/28/2030(a)		670	505,850
Entergy Louisiana LLC 4.75%, 09/15/2052		123	107,190
Entergy Texas, Inc. 5.00%, 09/15/2052		610	546,204
Exelon Generation Co. LLC 5.75%, 10/01/2041		170	155,695
Florida Power & Light Co. 4.05%, 06/01/2042		435	362,480
4.125%, 06/01/2048		125	105,000
Georgia Power Co. Series B 3.70%, 01/30/2050		290	209,708
Iberdrola International BV Series NC5 1.874%, 01/28/2026(a)(c)	EUR	300	250,005
Series NC6 1.45%, 11/09/2026(a)(c)		11,700	9,295,328
Infraestructura Energetica Nova SAPI de CV 4.75%, 01/15/2051(a)	U.S.$	480	324,900
Israel Electric Corp. Ltd. Series G 3.75%, 02/22/2032(a)		290	246,500
4.25%, 08/14/2028(a)		450	415,209
LLPL Capital Pte Ltd. 6.875%, 02/04/2039(a)		410	329,625
Massachusetts Electric Co. 5.90%, 11/15/2039(a)		345	335,677
Minejesa Capital BV 4.625%, 08/10/2030(a)		730	596,775
National Central Cooling Co. PJSC 2.50%, 10/21/2027(a)		730	619,952
National Grid PLC 0.553%, 09/18/2029(a)	EUR	554	419,480
National Rural Utilities Cooperative Finance Corp. 4.15%, 12/15/2032	U.S.$	123	112,556

abfunds.com	AB GLOBAL BOND FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	U.S.$	3,879	$3,216,213
Niagara Mohawk Power Corp. 4.278%, 12/15/2028(a)		230	211,356
5.783%, 09/16/2052(a)		130	123,322
NSTAR Electric Co. 4.55%, 06/01/2052		122	106,051
4.95%, 09/15/2052		596	555,897
NTPC Ltd. 4.25%, 02/26/2026(a)		370	354,229
Oncor Electric Delivery Co. LLC 4.55%, 09/15/2032(a)		120	115,535
4.95%, 09/15/2052(a)		598	564,024
Origin Energy Finance Ltd. 1.00%, 09/17/2029(a)	EUR	452	325,461
Pacific Gas and Electric Co. 4.20%, 03/01/2029	U.S.$	131	111,543
4.40%, 03/01/2032		131	107,873
4.95%, 07/01/2050		272	200,015
5.25%, 03/01/2052		131	100,481
5.45%, 06/15/2027		312	294,435
5.90%, 06/15/2032		613	559,440
PacifiCorp 4.15%, 02/15/2050		390	313,444
6.35%, 07/15/2038		110	114,346
PECO Energy Co. 2.85%, 09/15/2051		155	100,059
Public Service Co. of Colorado Series 38 4.10%, 06/01/2032		121	111,833
Public Service Electric and Gas Co. 3.80%, 03/01/2046		410	321,958
RH International Singapore Corp. Pte Ltd. 4.50%, 03/27/2028(a)		470	443,357
San Diego Gas & Electric Co. 3.70%, 03/15/2052		634	479,635
Series UUU 3.32%, 04/15/2050		175	122,386
Series WWW 2.95%, 08/15/2051		231	150,686
Sociedad de Transmision Austral SA 4.00%, 01/27/2032(a)		390	315,486
Southern California Edison Co. Series C 4.20%, 06/01/2025		602	587,282
Series E 5.45%, 06/01/2052		120	107,408

58 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Southern Power Co. Series F 4.95%, 12/15/2046	U.S.$	345	$289,498
Southwestern Public Service Co. Series 9 5.15%, 06/01/2052		122	109,685
SSE PLC 2.875%, 08/01/2029(a)	EUR	233	210,112
Tampa Electric Co. 5.00%, 07/15/2052	U.S.$	120	109,676
TenneT Holding BV 2.374%, 07/22/2025(a)(c)	EUR	125	111,016
TNB Global Ventures Capital Bhd 4.851%, 11/01/2028(a)	U.S.$	430	412,343
Union Electric Co. 3.90%, 04/01/2052		129	101,454
Virginia Electric and Power Co. Series C 4.625%, 05/15/2052		121	104,150
Vistra Operations Co. LLC 3.55%, 07/15/2024(a)		571	543,906
Wisconsin Electric Power Co. 4.75%, 09/30/2032		175	168,748

			59,931,558

Natural Gas – 0.0%
Atmos Energy Corp. 2.625%, 09/15/2029		345	294,211
5.45%, 10/15/2032		32	32,339
5.75%, 10/15/2052		114	114,073
ENN Energy Holdings Ltd. 2.625%, 09/17/2030(a)		290	233,414
Grupo Energia Bogota SA ESP 4.875%, 05/15/2030(a)		314	269,255
KeySpan Gas East Corp. 3.586%, 01/18/2052(a)		137	88,892
National Grid North America, Inc. 1.054%, 01/20/2031(a)	EUR	109	81,947
NiSource, Inc. 5.00%, 06/15/2052	U.S.$	122	106,628
5.65%, 02/01/2045		230	215,106
ONE Gas, Inc. 4.25%, 09/01/2032		130	117,662
Southwest Gas Corp. 4.05%, 03/15/2032		128	107,904

			1,661,431

			61,592,989

Total Corporates - Investment Grade (cost $1,474,870,907)			1,170,411,948

abfunds.com	AB GLOBAL BOND FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 3.9%
Agency Fixed Rate 30-Year – 3.9%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049	U.S.$	13,109	$11,948,371
Series 2020 2.50%, 07/01/2050		14,115	12,008,962
3.50%, 01/01/2050		10,235	9,342,381
Federal Home Loan Mortgage Corp. Gold Series 2019 4.50%, 02/01/2049		7,085	6,876,351
Federal National Mortgage Association Series 2005 5.50%, 02/01/2035		7	7,273
Series 2007 5.50%, 09/01/2036		5	4,953
5.50%, 08/01/2037		5	5,385
Series 2008 5.50%, 03/01/2037		2	2,215
5.50%, 05/01/2038		929	953,725
Series 2012 3.50%, 02/01/2042		1,732	1,626,447
3.50%, 11/01/2042		18,328	16,904,541
3.50%, 01/01/2043		3,098	2,857,301
Series 2013 3.50%, 04/01/2043		10,566	9,745,335
Series 2017 3.50%, 06/01/2047		13	11,571
3.50%, 08/01/2047		21	19,131
3.50%, 10/01/2047		156	142,455
3.50%, 01/01/2048		8	6,983
Series 2018 3.50%, 01/01/2048		415	379,629
3.50%, 02/01/2048		176	161,126
3.50%, 03/01/2048		11,493	10,542,802
3.50%, 05/01/2048		291	265,479
4.50%, 09/01/2048		9,364	9,059,629
4.50%, 12/01/2048		5,754	5,581,768
Series 2020 2.50%, 07/01/2050		30,936	26,391,189
3.50%, 01/01/2050		16,102	14,672,183
Government National Mortgage Association Series 2022 4.50%, 10/01/2052, TBA		40,927	39,123,900

60 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Uniform Mortgage-Backed Security Series 2022 2.50%, 10/01/2052, TBA	U.S.$	2,750	$2,307,546
3.00%, 10/01/2052, TBA		35,030	30,454,206

Total Mortgage Pass-Throughs (cost $235,966,421)			211,402,837

CORPORATES - NON-INVESTMENT GRADE – 3.7%
Industrial – 2.3%
Basic – 0.2%
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	5,045	4,062,557
Rimini Bidco SpA 6.25%, 12/14/2026(d)(g)		9,315	7,707,411

			11,769,968

Capital Goods – 0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.00%, 09/01/2029(a)		100	69,588
Silgan Holdings, Inc. 2.25%, 06/01/2028		3,680	2,885,871
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)		7,170	5,905,537

			8,860,996

Communications - Media – 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 06/01/2033(a)	U.S.$	6,943	5,149,794
4.75%, 02/01/2032(a)		141	110,030
DISH DBS Corp. 5.25%, 12/01/2026(a)		9,670	7,981,315
5.75%, 12/01/2028(a)		6,707	5,056,643
Virgin Media Finance PLC 5.00%, 07/15/2030(a)		200	149,748
VZ Secured Financing BV 3.50%, 01/15/2032(a)	EUR	105	74,028

			18,521,558

Communications - Telecommunications – 0.4%
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)		8,685	7,406,375
Telecom Italia SpA/Milano 1.625%, 01/18/2029(a)		12,035	8,388,174

abfunds.com	AB GLOBAL BOND FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Telefonica Europe BV 4.375%, 12/14/2024(a)(c)	EUR	5,700	$5,287,604

			21,082,153

Consumer Cyclical - Automotive – 0.4%
Faurecia SE 2.75%, 02/15/2027(a)		105	79,071
Ford Motor Co. 6.10%, 08/19/2032	U.S.$	11,106	9,790,233
Jaguar Land Rover Automotive PLC 4.50%, 10/01/2027(a)		200	136,691
Schaeffler AG 2.875%, 03/26/2027(a)	EUR	120	100,479
ZF Finance GmbH 2.00%, 05/06/2027(a)		13,000	9,847,484
2.25%, 05/03/2028(a)		200	144,310

			20,098,268

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	5,542	4,461,310
Carnival PLC 1.00%, 10/28/2029	EUR	9,042	4,249,387
Royal Caribbean Cruises Ltd. 8.25%, 01/15/2029(a)	U.S.$	7,127	6,917,822
11.50%, 06/01/2025(a)		125	132,500

			15,761,019

Consumer Cyclical - Other – 0.1%
Castle UK Finco PLC 5.571%, 05/15/2028(d)	EUR	130	101,126
NAC Aviation 29 DAC 4.75%, 06/30/2026(e)(h)	U.S.$	4,914	4,078,892
Travel + Leisure Co. 6.625%, 07/31/2026(a)		135	127,000

			4,307,018

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		1,309	1,083,272
Stonegate Pub Co. Financing 2019 PLC 8.25%, 07/31/2025(a)	GBP	5,175	5,066,954

			6,150,226

Consumer Cyclical - Retailers – 0.0%
Bath & Body Works, Inc. 5.25%, 02/01/2028	U.S.$	140	121,912

62 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Maxeda DIY Holding BV 5.875%, 10/01/2026(a)	EUR	100	$66,897

			188,809

Consumer Non-Cyclical – 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(a)	U.S.$	3,143	3,115,030
5.875%, 02/15/2028(a)		140	129,151
Cheplapharm Arzneimittel GmbH 4.375%, 01/15/2028(a)	EUR	100	80,466
Grifols Escrow Issuer SA 3.875%, 10/15/2028(a)		3,339	2,418,293
Grifols SA 1.625%, 02/15/2025(a)		2,846	2,465,126

			8,208,066

Services – 0.1%
Verisure Holding AB 3.25%, 02/15/2027(a)		8,815	7,013,089

Technology – 0.0%
Cedacri Mergeco SpA 4.946% (EURIBOR 3 Month + 4.62%), 05/15/2028(a)(d)(g)		2,835	2,580,507

Transportation - Services – 0.0%
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)		105	82,777
Kapla Holding SAS 4.25% (EURIBOR 3 Month + 3.25%), 12/15/2026(a)(d)		100	87,557

			170,334

			124,712,011

Financial Institutions – 1.3%
Banking – 0.9%
Ally Financial, Inc. Series C 4.70%, 05/15/2028(c)	U.S.$	100	71,250
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 03/05/2025(c)		12,400	10,786,964
Credit Suisse Group AG 6.25%, 12/18/2024(a)(c)		11,289	9,682,313
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		9,793	9,188,685
5.71%, 01/15/2026(a)		5,580	5,092,658
Societe Generale SA 7.875%, 12/18/2023(a)(c)		15,565	14,845,119

			49,666,989

abfunds.com	AB GLOBAL BOND FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.1%
Aircastle Ltd. 5.25%, 06/15/2026(a)(c)	U.S.$	195	$147,137
SLM Corp. 4.20%, 10/29/2025		6,276	5,629,680

			5,776,817

Other Finance – 0.1%
Motion Finco SARL 7.00%, 05/15/2025(a)	EUR	5,545	5,380,467

REITs – 0.2%
Neinor Homes SA 4.50%, 10/15/2026(a)		100	82,108
Via Celere Desarrollos Inmobiliarios SA 5.25%, 04/01/2026(a)		100	86,601
Vivion Investments SARL 3.00%, 08/08/2024(a)		400	355,632
3.00%, 08/08/2024(a)(g)		7,600	6,757,003
3.50%, 11/01/2025(a)		3,300	2,868,501

			10,149,845

			70,974,118

Utility – 0.1%
Electric – 0.1%
EDP – Energias de Portugal SA Series NC5. 1.50%, 03/14/2082(a)		6,200	4,745,304
Vistra Corp. 7.00%, 12/15/2026(a)(c)	U.S.$	100	87,435

			4,832,739

Total Corporates - Non-Investment Grade (cost $258,478,316)			200,518,868

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.0%
Risk Share Floating Rate – 2.9%
Bellemeade Re Ltd. Series 2018-1A, Class M2 5.984% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(d)		630	627,525
Series 2019-1A, Class M1B 4.834% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(d)		2,042	2,039,260
Series 2019-2A, Class M1C 5.084% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(d)		8,716	8,653,826

64 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-2A, Class M2 6.184% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(d)	U.S.$	5,800	$5,625,172
Series 2019-3A, Class M1B 4.684% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(d)		2,215	2,213,418
Series 2019-3A, Class M1C 5.034% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(d)		10,500	10,373,782
Series 2019-4A, Class M1C 5.584% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(d)		5,676	5,660,793
Series 2020-3A, Class M1C 6.784% (LIBOR 1 Month + 3.70%), 10/25/2030(a)(d)		4,776	4,788,848
Series 2021-3A, Class A2 3.281% (SOFR + 1.00%), 09/25/2031(a)(d)		7,225	6,682,849
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 5.384% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(d)		355	354,052
Series 2019-R03, Class 1M2 5.234% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(d)		265	263,897
Series 2019-R06, Class 2M2 5.184% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(d)		200	200,056
Series 2019-R07, Class 1M2 5.184% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(d)		730	726,061
Series 2020-R01, Class 1M2 5.134% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(d)		2,450	2,414,171
Series 2021-R01, Class 1M1 3.031% (SOFR + 0.75%), 10/25/2041(a)(d)		407	402,114
Series 2021-R01, Class 1M2 3.831% (SOFR + 1.55%), 10/25/2041(a)(d)		878	831,165
Eagle Re Ltd. Series 2018-1, Class M1 4.784% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(d)		4,843	4,804,877
Series 2021-2, Class M1B 4.331% (SOFR + 2.05%), 04/25/2034(a)(d)		3,700	3,597,525

abfunds.com	AB GLOBAL BOND FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	U.S.$	4,127	$4,174,883
Series 2015-DNA1, Class M3 6.384% (LIBOR 1 Month + 3.30%), 10/25/2027(d)		3,401	3,432,422
Series 2019-DNA3, Class M2 5.134% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(d)		777	765,507
Series 2019-DNA4, Class M2 5.034% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(d)		600	596,784
Series 2020-DNA1, Class M2 4.784% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(d)		409	405,100
Series 2020-HQA2, Class M2 6.184% (LIBOR 1 Month + 3.10%), 03/25/2050(a)(d)		1,917	1,942,677
Series 2021-DNA5, Class M2 3.931% (SOFR + 1.65%), 01/25/2034(a)(d)		3,518	3,431,019
Series 2021-DNA6, Class M1 3.081% (SOFR + 0.80%), 10/25/2041(a)(d)		730	714,810
Series 2021-DNA6, Class M2 3.781% (SOFR + 1.50%), 10/25/2041(a)(d)		11,395	10,341,095
Series 2021-DNA7, Class M2 4.081% (SOFR + 1.80%), 11/25/2041(a)(d)		13,277	11,899,593
Series 2021-HQA4, Class M1 3.231% (SOFR + 0.95%), 12/25/2041(a)(d)		7,011	6,780,924
Series 2021-HQA4, Class M2 4.631% (SOFR + 2.35%), 12/25/2041(a)(d)		6,919	5,881,139
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 8.334% (LIBOR 1 Month + 5.25%), 10/25/2023(d)		104	106,634
Series 2014-C01, Class M2 7.484% (LIBOR 1 Month + 4.40%), 01/25/2024(d)		429	435,266

66 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 1M2 7.984% (LIBOR 1 Month + 4.90%), 11/25/2024(d)	U.S.$	1,445	$1,493,713
Series 2014-C04, Class 2M2 8.084% (LIBOR 1 Month + 5.00%), 11/25/2024(d)		653	657,164
Series 2015-C01, Class 1M2 7.384% (LIBOR 1 Month + 4.30%), 02/25/2025(d)		1,854	1,892,086
Series 2015-C02, Class 1M2 7.084% (LIBOR 1 Month + 4.00%), 05/25/2025(d)		1,631	1,656,098
Series 2015-C03, Class 1M2 8.084% (LIBOR 1 Month + 5.00%), 07/25/2025(d)		373	380,307
Series 2015-C04, Class 1M2 8.784% (LIBOR 1 Month + 5.70%), 04/25/2028(d)		1,079	1,116,698
Series 2015-C04, Class 2M2 8.634% (LIBOR 1 Month + 5.55%), 04/25/2028(d)		5,522	5,653,560
Series 2016-C01, Class 2M2 10.034% (LIBOR 1 Month + 6.95%), 08/25/2028(d)		851	878,325
Series 2016-C02, Class 1M2 9.084% (LIBOR 1 Month + 6.00%), 09/25/2028(d)		2,375	2,459,793
Series 2018-C01, Class 1B1 6.634% (LIBOR 1 Month + 3.55%), 07/25/2030(d)		1,487	1,481,476
Series 2021-R02, Class 2M2 4.281% (SOFR + 2.00%), 11/25/2041(a)(d)		7,361	6,580,295
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 8.584% (LIBOR 1 Month + 5.50%), 10/25/2025(d)(f)		1,601	1,564,669
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 5.86%, 05/27/2023		5,045	4,841,397
Series 2019-3R, Class A 5.813% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(d)		368	354,234
Radnor Re Ltd. Series 2019-1, Class M1B 5.034% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(d)		4,623	4,567,674

abfunds.com	AB GLOBAL BOND FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-2, Class M1B 4.834% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(d)	U.S.$	3,293	$3,285,558
Traingle Re Ltd. Series 2021-3, Class M1A 4.181% (SOFR + 1.90%), 02/25/2034(a)(d)		9,778	9,599,695

			159,629,986

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		1,327	766,455
Series 2006-26CB, Class A6 6.25%, 09/25/2036		114	64,027
Series 2006-26CB, Class A8 6.25%, 09/25/2036		426	239,182
Series 2006-J1, Class 1A11 5.50%, 02/25/2036		678	493,481
Series 2007-15CB, Class A19 5.75%, 07/25/2037		265	170,555
CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 04/25/2037		793	421,393
Series 2007-HY4, Class 1A1 3.339%, 09/25/2047		240	215,186
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.328%, 03/25/2037		122	108,008
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		491	223,749
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		540	466,274
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 3.24%, 12/28/2037		834	761,051

			3,929,361

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 3.334% (LIBOR 1 Month + 0.25%), 04/25/2037(d)		533	142,433

Total Collateralized Mortgage Obligations (cost $170,750,188)			163,701,780

68 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 2.9%
United States – 2.9%
U.S. Treasury Inflation Index 0.125%, 07/15/2024 (TIPS)	U.S.$	66,582	$64,251,963
0.125%, 10/15/2026 (TIPS)		101,588	94,656,315

Total Inflation-Linked Securities (cost $169,759,338)			158,908,278

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.9%
Non-Agency Floating Rate CMBS – 1.5%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.818% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(d)		14,000	13,559,311
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.818% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(d)		6,275	5,910,557
BHMS Series 2018-ATLS, Class A 4.068% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(d)		13,884	13,405,321
BHP Trust Series 2019-BXHP, Class C 4.34% (LIBOR 1 Month + 1.52%), 08/15/2036(a)(d)		5,180	4,945,573
BX Trust Series 2018-EXCL, Class A 3.906% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(d)		1,467	1,436,295
DBWF Mortgage Trust Series 2018-GLKS, Class A 4.023% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(d)		18,535	18,010,452
GS Mortgage Securities Corp. Trust Series 2019-SMP, Class D 4.768% (LIBOR 1 Month + 1.95%), 08/15/2032(a)(d)		5,035	4,756,474
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 4.318% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(d)		12,593	12,387,200

abfunds.com	AB GLOBAL BOND FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2022-JERI, Class A 4.247% (SOFR + 1.40%), 01/15/2039(a)(d)	U.S.$	8,113	$7,796,428

			82,207,611

Non-Agency Fixed Rate CMBS – 0.4%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 02/10/2036(a)		9,098	7,755,864
Commercial Mortgage Trust Series 2012-CR3, Class D 4.894%, 10/15/2045(a)		2,322	1,810,851
Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		314	310,425
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.302%, 08/10/2044(a)		205	87,001
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		2,569	2,548,286
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		6,329	5,887,058

			18,399,485

Total Commercial Mortgage-Backed Securities (cost $104,659,476)			100,607,096

COVERED BONDS – 1.8%
Bank of Montreal 0.125%, 01/26/2027(a)	EUR	17,195	14,875,184
Bank of Nova Scotia (The) 0.01%, 01/14/2027(a)		17,880	15,405,258
0.01%, 12/15/2027(a)		400	333,948
BPCE SFH SA 0.125%, 03/31/2025(a)		300	275,235
Commonwealth Bank of Australia 0.125%, 10/15/2029(a)		17,890	14,142,357
DNB Boligkreditt AS 0.625%, 06/19/2025(a)		4,751	4,392,973
National Australia Bank Ltd. 0.01%, 01/06/2029(a)		17,865	14,363,626
National Bank of Canada 0.01%, 09/29/2026(a)		7,000	6,099,151
National Westminster Bank PLC 0.50%, 05/15/2024(a)		310	293,280
Nationwide Building Society 0.625%, 03/25/2027(a)		4,570	4,033,414

70 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Royal Bank of Canada 0.01%, 01/21/2027(a)	EUR	3,100	$2,669,239
0.125%, 04/26/2027(a)		20,240	17,362,253
Skandinaviska Enskilda Banken AB 0.375%, 02/09/2026(a)		320	288,683
Societe Generale SFH SA 0.01%, 12/02/2026(a)		600	521,756
Stadshypotek AB 0.375%, 03/13/2026(a)		320	288,090

Total Covered Bonds (cost $117,104,814)			95,344,447

COLLATERALIZED LOAN OBLIGATIONS – 1.6%
CLO - Floating Rate – 1.6%
AGL CLO 16 Ltd. Series 2021-16A, Class A 3.84% (LIBOR 3 Month + 1.13%), 01/20/2035(a)(d)	U.S.$	700	662,225
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class B 4.36% (LIBOR 3 Month + 1.65%), 07/20/2034(a)(d)		1,600	1,484,592
Crown Point CLO 11 Ltd. Series 2021-11A, Class D 6.34% (LIBOR 3 Month + 3.60%), 01/17/2034(a)(d)		500	448,582
Kings Park CLO Ltd. Series 2021-1A, Class A 3.862% (LIBOR 3 Month + 1.13%), 01/21/2035(a)(d)		700	666,983
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.92% (LIBOR 3 Month + 1.18%), 12/18/2030(a)(d)		17,519	16,888,571
Neuberger Berman Loan Advisers Euro CLO 3 DAC Series 2022-3A, Class D 3.20% (EURIBOR 3 Month + 3.20%), 10/25/2034(a)(d)	EUR	437	334,937
New Mountain CLO 3 Ltd. Series CLO-3A, Class B1 4.41% (LIBOR 3 Month + 1.70%), 10/20/2034(a)(d)	U.S.$	5,734	5,255,530

abfunds.com	AB GLOBAL BOND FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OCP CLO Ltd. Series 2020-18A, Class AR 3.80% (LIBOR 3 Month + 1.09%), 07/20/2032(a)(d)	U.S.$	3,453	$3,337,001
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 4.141% (LIBOR 3 Month + 1.18%), 11/18/2031(a)(d)		8,984	8,709,792
OZLM XVIII Ltd. Series 2018-18A, Class A 3.532% (LIBOR 3 Month + 1.02%), 04/15/2031(a)(d)		17,040	16,393,741
Peace Park CLO Ltd. Series 2021-1A, Class A 3.84% (LIBOR 3 Month + 1.13%), 10/20/2034(a)(d)		4,620	4,430,520
Pikes Peak CLO 8 Series 2021-8A, Class A 3.88% (LIBOR 3 Month + 1.17%), 07/20/2034(a)(d)		14,279	13,668,014
Regatta XXIV Funding Ltd. Series 2021-5A, Class A1 3.86% (LIBOR 3 Month + 1.15%), 01/20/2035(a)(d)		450	427,374
Rockford Tower CLO Ltd. Series 2018-2A, Class A 3.87% (LIBOR 3 Month + 1.16%), 10/20/2031(a)(d)		8,500	8,241,626
TIAA CLO IV Ltd. Series 2018-1A, Class A1A 3.94% (LIBOR 3 Month + 1.23%), 01/20/2032(a)(d)		4,510	4,402,540

Total Collateralized Loan Obligations (cost $89,061,243)			85,352,028

GOVERNMENTS - SOVEREIGN BONDS – 1.5%
Chile – 0.0%
Chile Government International Bond 2.45%, 01/31/2031		250	199,656
2.55%, 01/27/2032		250	195,594
3.10%, 05/07/2041		825	559,350
3.10%, 01/22/2061		280	161,753

			1,116,353

72 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Colombia – 0.2%
Colombia Government International Bond 3.875%, 04/25/2027	U.S.$	9,941	$8,423,755

France – 0.5%
Dexia Credit Local SA Zero Coupon, 01/21/2028(a)	EUR	22,100	18,549,121
0.01%, 01/22/2027(a)		7,200	6,242,161

			24,791,282

Germany – 0.4%
Kreditanstalt fuer Wiederaufbau 3.20%, 09/11/2026	AUD	1,008	618,557
Landwirtschaftliche Rentenbank Zero Coupon, 11/27/2029(a)	EUR	24,583	19,749,820

			20,368,377

Hungary – 0.0%
Hungary Government International Bond 2.125%, 09/22/2031(a)	U.S.$	673	462,183
3.125%, 09/21/2051(a)		200	106,413
5.25%, 06/16/2029(a)		310	279,542

			848,138

Indonesia – 0.3%
Indonesia Government International Bond 1.00%, 07/28/2029	EUR	5,330	4,068,910
2.15%, 07/28/2031	U.S.$	1,030	808,663
3.20%, 09/23/2061		640	398,470
3.375%, 07/30/2025(a)	EUR	10,564	10,141,654
3.55%, 03/31/2032	U.S.$	200	173,522
4.125%, 01/15/2025(a)		590	577,020
4.30%, 03/31/2052		200	155,022

			16,323,261

Mexico – 0.0%
Mexico Government International Bond 2.659%, 05/24/2031		400	306,800
4.28%, 08/14/2041		500	363,375

			670,175

Panama – 0.0%
Panama Bonos del Tesoro Series DOM 3.362%, 06/30/2031		500	411,562
Panama Government International Bond 2.252%, 09/29/2032		408	285,422
3.87%, 07/23/2060		400	236,800
3.875%, 03/17/2028		920	833,635

			1,767,419

abfunds.com	AB GLOBAL BOND FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026	U.S.$	380	$344,327
2.78%, 12/01/2060		210	112,521

			456,848

Philippines – 0.1%
Philippine Government International Bond 1.95%, 01/06/2032		1,660	1,278,382
3.229%, 03/29/2027		205	191,185
3.556%, 09/29/2032		205	178,885
4.20%, 03/29/2047		205	159,234

			1,807,686

Qatar – 0.0%
Qatar Government International Bond 3.75%, 04/16/2030(a)		1,110	1,039,237
4.40%, 04/16/2050(a)		490	428,750

			1,467,987

Romania – 0.0%
Romanian Government International Bond 2.875%, 04/13/2042(a)	EUR	300	150,371
3.00%, 02/14/2031(a)	U.S.$	250	177,156
3.625%, 03/27/2032(a)		256	184,368
5.25%, 11/25/2027(a)		694	628,070

			1,139,965

Saudi Arabia – 0.0%
Saudi Government International Bond 3.45%, 02/02/2061(a)		335	226,963
3.625%, 03/04/2028(a)		370	349,187
3.75%, 01/21/2055(a)		970	717,800
5.00%, 04/17/2049(a)		407	366,300

			1,660,250

Uruguay – 0.0%
Uruguay Government International Bond 4.375%, 10/27/2027		260	255,905
4.375%, 01/23/2031		430	411,134

			667,039

Total Governments - Sovereign Bonds (cost $97,382,316)			81,508,535

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Chile – 0.0%
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)		370	319,194

74 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.70%, 05/07/2050(a)	U.S.$	370	$276,982

			596,176

China – 1.1%
China Development Bank Series 1904 3.68%, 02/26/2026	CNY	388,280	56,773,373
CNAC HK Finbridge Co., Ltd. 3.00%, 09/22/2030(a)	U.S.$	800	645,292
4.875%, 03/14/2025(a)		230	225,986

			57,644,651

Hong Kong – 0.0%
Airport Authority 2.10%, 03/08/2026(a)(c)		250	223,172
3.50%, 01/12/2062(a)		350	252,941

			476,113

India – 0.0%
Indian Railway Finance Corp. Ltd. 3.249%, 02/13/2030(a)		250	204,422

Indonesia – 0.0%
Pertamina Persero PT 1.40%, 02/09/2026(a)		770	660,360
4.15%, 02/25/2060(a)		410	264,014
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.125%, 05/15/2027(a)		460	424,074

			1,348,448

Kazakhstan – 0.0%
Development Bank of Kazakhstan JSC 5.75%, 05/12/2025(a)		310	308,314
Fund of National Welfare Samruk-Kazyna JSC 2.00%, 10/28/2026(a)		473	399,183
KazMunayGas National Co. JSC 3.50%, 04/14/2033(a)		240	157,080

			864,577

Malaysia – 0.0%
Petronas Capital Ltd. 2.48%, 01/28/2032(a)		1,000	812,200

Mexico – 0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		13,250	9,534,203
4.677%, 02/09/2051(a)		430	250,152
4.688%, 05/15/2029(a)		1,010	841,646

abfunds.com	AB GLOBAL BOND FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.00%, 09/29/2036(a)	U.S.$	3,441	$2,649,416

			13,275,417

Panama – 0.0%
Aeropuerto Internacional de Tocumen SA 5.125%, 08/11/2061(a)		240	170,970
Banco Nacional de Panama 2.50%, 08/11/2030(a)		580	423,509

			594,479

Qatar – 0.0%
Qatar Energy 2.25%, 07/12/2031(a)		540	434,700
3.30%, 07/12/2051(a)		500	352,281

			786,981

United Arab Emirates – 0.1%
Abu Dhabi Crude Oil Pipeline LLC 3.65%, 11/02/2029(a)		270	249,345
4.60%, 11/02/2047(a)		250	221,141
Abu Dhabi Ports Co. PJSC 2.50%, 05/06/2031(a)		500	403,125
DP World Crescent Ltd. 3.75%, 01/30/2030(a)		200	179,163
DP World Ltd./United Arab Emirates 4.70%, 09/30/2049(a)		440	331,045
MDGH GMTN RSC Ltd. 3.70%, 11/07/2049(a)		520	399,847
Series G 2.50%, 06/03/2031(a)		690	567,870

			2,351,536

Total Quasi-Sovereigns (cost $83,725,797)			78,955,000

SUPRANATIONALS – 0.9%
Supranational – 0.9%
European Investment Bank 0.50%, 06/21/2023	AUD	3,200	1,999,546
0.75%, 07/15/2027		15,292	8,210,369
1.80%, 01/19/2027		19,295	11,088,557
Inter-American Development Bank 2.50%, 04/14/2027(a)		2,505	1,466,626
2.70%, 01/29/2026		2,485	1,503,892
International Bank for Reconstruction & Development Zero Coupon, 01/15/2027	EUR	14,647	12,760,740
Series GDIF 0.01%, 04/24/2028		7,398	6,192,824

76 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nordic Investment Bank 4.75%, 02/28/2024	AUD	6,590	$4,254,812

Total Supranationals (cost $57,738,705)			47,477,366

LOCAL GOVERNMENTS - PROVINCIAL BONDS – 0.8%
Canada – 0.8%
Province of Ontario Canada 2.70%, 06/02/2029	CAD	28,190	19,053,442
Province of Quebec Canada 0.875%, 05/04/2027(a)	EUR	19,183	17,135,455
3.65%, 05/20/2032	CAD	10,105	7,190,432

Total Local Governments - Provincial Bonds (cost $49,656,467)			43,379,329

EMERGING MARKETS - CORPORATE BONDS – 0.5%
Industrial – 0.4%
Basic – 0.1%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)	U.S.$	4,279	2,834,837
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		4,883	4,049,228
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		927	759,155

			7,643,220

Capital Goods – 0.0%
Cemex SAB de CV 5.45%, 11/19/2029(a)		227	202,308
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		9,813	19,626

			221,934

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		879	661,448

Consumer Cyclical - Other – 0.2%
Allwyn Entertainment Financing UK PLC 4.446%, 02/15/2028(d)	EUR	4,602	4,158,278
Studio City Finance Ltd. 6.50%, 01/15/2028(a)	U.S.$	3,465	1,672,512

abfunds.com	AB GLOBAL BOND FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Macau Ltd. 5.625%, 08/26/2028(a)	U.S.$	3,203	$2,146,010

			7,976,800

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(e)(f)(h)(i)(k)		4,300	430

Energy – 0.1%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)		3,453	2,745,782
Greenko Dutch BV 3.85%, 03/29/2026(a)		382	305,600
Greenko Solar Mauritius Ltd. 5.95%, 07/29/2026(a)		215	178,719
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		3,835	3,599,213

			6,829,314

			23,333,146

Utility – 0.1%
Electric – 0.1%
Adani Green Energy Ltd. 4.375%, 09/08/2024(a)		3,315	2,718,300
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(a)		1,113	877,202
Terraform Global Operating LP 6.125%, 03/01/2026(f)		1,155	1,087,746

			4,683,248

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(j)		4,985	147,838
5.25%, 12/27/2033(a)(j)		1,623	35,818
7.125%, 12/26/2046(a)(j)		2,302	60,697

			244,353

Total Emerging Markets - Corporate Bonds (cost $53,328,613)			28,260,747

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.5%
Australia – 0.0%
Queensland Treasury Corp. Series 24 5.75%, 07/22/2024(a)	AUD	3,061	2,023,827

78 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Japan – 0.5%
Japan Finance Organization for Municipalities Series G 0.05%, 02/12/2027(a)	EUR	29,930	$25,797,798

Total Local Governments - Regional Bonds (cost $35,710,084)			27,821,625

ASSET-BACKED SECURITIES – 0.4%
Other ABS - Fixed Rate – 0.3%
Marlette Funding Trust Series 2022-2A, Class A 4.25%, 08/15/2032(a)	U.S.$	5,986	5,946,984
Nelnet Student Loan Trust Series 2021-CA, Class B 2.53%, 04/20/2062(a)		8,191	6,384,028
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(a)		3,008	2,908,871

			15,239,883

Autos - Fixed Rate – 0.1%
Santander Bank Auto Credit-Linked Notes Series 2022-B, Class B 5.721%, 08/16/2032(a)		5,964	5,972,896

Total Asset-Backed Securities (cost $23,126,983)			21,212,779

GOVERNMENTS - SOVEREIGN AGENCIES – 0.4%
Japan – 0.2%
Development Bank of Japan, Inc. 0.01%, 10/15/2024(a)	EUR	7,071	6,540,147
Series G 0.875%, 10/10/2025(a)		5,600	5,155,945

			11,696,092

Netherlands – 0.1%
BNG Bank NV 0.75%, 01/24/2029(a)		4,715	4,053,315

Norway – 0.1%
Kommunalbanken AS 4.50%, 04/17/2023(a)	AUD	5,050	3,244,897

abfunds.com	AB GLOBAL BOND FUND | 79

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Korea – 0.0%
Korea Gas Corp. 1.125%, 07/13/2026(a)	U.S.$	290	$250,624

Total Governments - Sovereign Agencies (cost $23,630,616)			19,244,928

BANK LOANS – 0.1%
Industrial – 0.1%
Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 5.274% (LIBOR 1 Month + 2.75%), 02/05/2025(l)		1,201	1,159,107

Consumer Non-Cyclical – 0.1%
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 6.871% (LIBOR 1 Month + 3.75%), 11/16/2025(l)		5,087	4,718,957

Total Bank Loans (cost $6,244,395)			5,878,064

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Banks – 0.0%
Nordic Aviation Capital DAC(e)(h)(k)		86,655	1,733,100

Insurance – 0.1%
Mt Logan Re Ltd. (Special Investment)(e)(h)(k)		2,703	2,267,826

			4,000,926

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Golden Energy Offshore Services AS^(k)		3,089,816	561,862
SandRidge Energy, Inc.(k)		4,459	72,727

			634,589

Total Common Stocks (cost $10,091,974)			4,635,515

80 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 0.1%
Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(a)	EUR	3,350		$2,193,156
5.875%, 10/17/2031(a)		3,030		2,138,635

Total Emerging Markets - Sovereigns (cost $7,388,551)				4,331,791

		Shares
WARRANTS – 0.0%
Encore Automotive Acceptance, expiring 07/05/2031(e)(h)(k)		27		– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(e)(h)(k)		42,267		– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/03/2022(k)		3,861		12
SandRidge Energy, Inc., B-CW22, expiring 10/03/2022(k)		1,625		– 0	–

Total Warrants (cost $27,079)				12

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.58%(m)(n)(o) (cost $64,625,952)		64,625,952		64,625,952

		Principal Amount (000)
Time Deposits – 0.2%
BBH, Grand Cayman 1.00%, 10/03/2022	NZD	0	**	153
1.17%, 10/03/2022	GBP	32		36,224
Citibank, London 0.29%, 10/03/2022	EUR	2,099		2,057,165
SEB, Stockholm 2.43%, 10/03/2022	U.S.$	10,050		10,050,479

Total Time Deposits (cost $12,144,021)				12,144,021

abfunds.com	AB GLOBAL BOND FUND | 81

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Governments - Treasuries – 0.0%
Japan – 0.0%
Japan Treasury Discount Bill Series 1093 Zero Coupon, 10/11/2022 (cost $2,170,188)	JPY	302,100	$2,087,507

Total Short-Term Investments (cost $78,940,161)			78,857,480

Total Investments – 100.8% (cost $6,452,796,715)			5,442,755,101
Other assets less liabilities – (0.8)%			(43,077,010)

Net Assets – 100.0%			$5,399,678,091

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
5 Yr Canadian Bond Futures	10	December 2022	$813,624	$(3,996)
Euro-Bund Futures	577	December 2022	78,314,549	(2,827,562)
Euro-BUXL 30Y Bond Futures	5	December 2022	718,573	(57,686)
U.S. 10 Yr Ultra Futures	2,465	December 2022	292,063,984	(8,855,313)
U.S. T-Note 2 Yr (CBT) Futures	38	December 2022	7,804,844	(126,164)
U.S. T-Note 5 Yr (CBT) Futures	690	December 2022	74,180,391	(1,511,820)
U.S. T-Note 10 Yr (CBT) Futures	23	December 2022	2,577,438	(133,508)
U.S. Ultra Bond (CBT) Futures	20	December 2022	2,740,000	(242,406)

Sold Contracts
10 Yr Canadian Bond Futures	215	December 2022	19,236,146	182,597
Euro-BOBL Futures	2,016	December 2022	236,599,745	6,934,990
Euro-OAT Futures	393	December 2022	50,887,292	2,494,835
Euro-Schatz Futures	6,305	December 2022	662,195,587	3,851,048
Japan 10 Yr Bond (OSE) Futures	164	December 2022	168,045,326	455,123
Long Gilt Futures	2,023	December 2022	217,746,444	9,445,633
U.S. Long Bond (CBT) Futures	13	December 2022	1,643,281	75,969
U.S. T-Note 5 Yr (CBT) Futures	80	December 2022	8,600,625	289,680

				$9,971,420

82 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	AUD	5,178	USD	3,498	10/20/2022	$185,065
Bank of America, NA	BRL	294,456	USD	56,293	10/04/2022	1,707,110
Bank of America, NA	BRL	592,441	USD	109,577	10/04/2022	(248,838)
Bank of America, NA	USD	54,462	BRL	294,456	10/04/2022	123,678
Bank of America, NA	USD	110,737	BRL	592,441	10/04/2022	(910,428)
Bank of America, NA	USD	59,669	ZAR	986,416	10/13/2022	(5,215,633)
Bank of America, NA	USD	58,184	CNH	414,619	10/20/2022	(95,400)
Bank of America, NA	USD	1,241	CAD	1,612	10/27/2022	(74,270)
Bank of America, NA	BRL	592,441	USD	109,961	11/03/2022	953,421
Bank of America, NA	MXN	1,106,390	USD	53,714	11/18/2022	(755,641)
Bank of America, NA	CLP	53,127,147	USD	54,850	11/22/2022	440,771
Bank of America, NA	JPY	7,740,239	USD	54,190	12/02/2022	376,787
Bank of America, NA	EUR	555,590	USD	537,703	12/08/2022	(9,452,263)
Bank of America, NA	USD	54,125	INR	4,425,007	12/21/2022	(292,459)
Barclays Bank PLC	USD	55,752	AUD	83,244	10/20/2022	(2,494,297)
Barclays Bank PLC	IDR	274,154,192	USD	18,057	10/27/2022	167,337
Barclays Bank PLC	GBP	49,725	USD	57,915	11/17/2022	2,354,920
Barclays Bank PLC	USD	14,282	GBP	12,659	11/17/2022	(136,944)
Barclays Bank PLC	PLN	144,550	USD	29,003	11/30/2022	108,410
Barclays Bank PLC	USD	52,984	NOK	575,252	12/01/2022	(90,635)
Barclays Bank PLC	MYR	120,125	USD	27,200	12/15/2022	1,482,624
BNP Paribas SA	BRL	295,191	USD	56,783	10/04/2022	2,060,531
BNP Paribas SA	USD	54,598	BRL	295,191	10/04/2022	123,987
BNP Paribas SA	ZAR	1,964,796	USD	112,823	10/13/2022	4,359,664
BNP Paribas SA	AUD	92,178	USD	64,899	10/20/2022	5,926,886
BNP Paribas SA	EUR	368,115	USD	368,349	10/20/2022	7,172,318
BNP Paribas SA	CAD	74,735	USD	54,559	10/27/2022	459,118
BNP Paribas SA	USD	111,078	CAD	145,432	10/27/2022	(5,802,857)
BNP Paribas SA	THB	675,325	USD	19,126	11/10/2022	1,185,466
BNP Paribas SA	NZD	183,795	USD	108,561	11/18/2022	5,680,277
BNP Paribas SA	USD	113,555	NZD	189,117	11/18/2022	(7,695,362)
BNP Paribas SA	USD	56,104	CLP	51,553,670	11/22/2022	(3,306,767)
BNP Paribas SA	USD	56,344	CHF	54,957	12/07/2022	(287,871)
Brown Brothers Harriman & Co.	AUD	306	USD	211	10/20/2022	15,545
Brown Brothers Harriman & Co.	USD	23	AUD	34	10/20/2022	(1,858)
Brown Brothers Harriman & Co.	CAD	298	USD	229	10/27/2022	13,736
Brown Brothers Harriman & Co.	EUR	9,825	USD	9,430	10/28/2022	(216,084)
Brown Brothers Harriman & Co.	GBP	293	USD	319	11/17/2022	(8,472)
Brown Brothers Harriman & Co.	USD	249	GBP	232	11/17/2022	9,772
Brown Brothers Harriman & Co.	USD	476	GBP	408	11/17/2022	(20,269)
Brown Brothers Harriman & Co.	USD	37	CHF	36	12/07/2022	(141)
Citibank, NA	AUD	81,307	USD	56,793	10/20/2022	4,775,384
Citibank, NA	TWD	5,251,101	USD	175,269	10/21/2022	10,297,742
Citibank, NA	CAD	147,604	USD	113,394	10/27/2022	6,545,867
Citibank, NA	KRW	217,706,944	USD	162,570	10/27/2022	11,384,628
Citibank, NA	USD	56,799	KRW	74,929,522	10/27/2022	(4,764,424)
Citibank, NA	GBP	18,059	USD	20,748	11/17/2022	569,900
Citibank, NA	USD	57,115	GBP	49,615	11/17/2022	(1,677,502)
Citibank, NA	USD	55,835	CLP	52,242,575	11/22/2022	(2,332,465)

abfunds.com	AB GLOBAL BOND FUND | 83

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	116,916	JPY	16,476,684	12/02/2022	$(2,362,976)
Citibank, NA	USD	129,402	EUR	134,046	12/08/2022	2,609,071
Credit Suisse International	USD	111,380	ZAR	1,961,302	10/13/2022	(3,110,053)
Credit Suisse International	AUD	79,576	USD	54,934	10/20/2022	4,022,950
Credit Suisse International	USD	110,722	AUD	159,795	10/20/2022	(8,490,193)
Goldman Sachs Bank USA	CNH	1,718,031	USD	254,493	10/20/2022	13,792,837
Goldman Sachs Bank USA	KRW	103,800,579	USD	79,352	10/27/2022	7,268,482
Goldman Sachs Bank USA	USD	55,841	NZD	93,199	11/18/2022	(3,671,807)
Goldman Sachs Bank USA	EUR	830	USD	817	12/08/2022	(801)
HSBC Bank USA	BRL	297,900	USD	55,099	10/04/2022	(125,125)
HSBC Bank USA	USD	58,452	BRL	297,900	10/04/2022	(3,227,313)
HSBC Bank USA	CNH	54,530	USD	8,075	10/20/2022	435,013
HSBC Bank USA	USD	52,738	CNH	375,503	10/20/2022	(129,162)
HSBC Bank USA	USD	58,393	TWD	1,733,032	10/21/2022	(3,946,594)
HSBC Bank USA	IDR	130,812,683	USD	8,756	10/27/2022	219,980
HSBC Bank USA	KRW	271,756,608	USD	203,120	10/27/2022	14,400,695
HSBC Bank USA	USD	116,401	KRW	155,888,315	10/27/2022	(8,145,288)
HSBC Bank USA	CLP	50,750,986	USD	53,343	11/22/2022	1,368,038
HSBC Bank USA	USD	57,577	PLN	276,790	11/30/2022	(2,247,996)
HSBC Bank USA	SGD	79,223	USD	55,139	12/07/2022	(63,779)
HSBC Bank USA	INR	4,478,158	USD	55,627	12/21/2022	1,147,973
HSBC Bank USA	USD	54,863	INR	4,516,328	12/21/2022	79,866
JPMorgan Chase Bank, NA	ZAR	985,068	USD	56,905	10/13/2022	2,526,436
JPMorgan Chase Bank, NA	USD	300,082	AUD	434,918	10/20/2022	(21,835,406)
JPMorgan Chase Bank, NA	CAD	316,573	USD	245,528	10/27/2022	16,366,566
JPMorgan Chase Bank, NA	USD	58,899	CAD	75,718	10/27/2022	(4,088,131)
JPMorgan Chase Bank, NA	GBP	47,654	USD	51,944	11/17/2022	(1,301,757)
JPMorgan Chase Bank, NA	USD	58,255	NZD	93,879	11/18/2022	(5,705,403)
JPMorgan Chase Bank, NA	CLP	52,360,417	USD	58,878	11/22/2022	5,254,536
JPMorgan Chase Bank, NA	PLN	269,370	USD	55,365	11/30/2022	1,519,750
JPMorgan Chase Bank, NA	USD	55,097	PLN	260,856	11/30/2022	(2,952,954)
JPMorgan Chase Bank, NA	USD	54,301	SEK	608,207	12/01/2022	671,661
JPMorgan Chase Bank, NA	JPY	179,489	USD	1,266	12/02/2022	17,811
JPMorgan Chase Bank, NA	USD	1,270	JPY	179,489	12/02/2022	(22,569)
JPMorgan Chase Bank, NA	CHF	53,742	USD	56,110	12/07/2022	1,294,386
Morgan Stanley Capital Services LLC	BRL	300,694	USD	59,341	10/04/2022	3,598,856
Morgan Stanley Capital Services LLC	USD	55,616	BRL	300,694	10/04/2022	126,298
Morgan Stanley Capital Services LLC	USD	54,494	ZAR	981,339	10/13/2022	(321,348)
Morgan Stanley Capital Services LLC	EUR	9,869	USD	9,505	10/14/2022	(173,210)
Morgan Stanley Capital Services LLC	USD	573	EUR	588	10/14/2022	3,882
Morgan Stanley Capital Services LLC	AUD	81,576	USD	56,862	10/20/2022	4,671,925
Morgan Stanley Capital Services LLC	KRW	77,454,570	USD	58,411	10/27/2022	4,623,032
Morgan Stanley Capital Services LLC	NZD	93,143	USD	56,893	11/18/2022	4,755,076

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PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	56,250	SGD	79,132	12/07/2022	$(1,110,563)
Morgan Stanley Capital Services LLC	USD	17,118	EUR	17,504	12/08/2022	119,898
Royal Bank of Scotland PLC	USD	58,760	CAD	75,747	10/27/2022	(3,928,159)
Royal Bank of Scotland PLC	GBP	30,930	USD	36,757	11/17/2022	2,197,276
Royal Bank of Scotland PLC	USD	109,143	JPY	15,691,104	12/02/2022	(51,980)
Standard Chartered Bank	AUD	13,038	USD	9,054	10/20/2022	712,665
Standard Chartered Bank	USD	118,104	TWD	3,518,928	10/21/2022	(7,551,145)
Standard Chartered Bank	KRW	67,355,384	USD	47,276	10/27/2022	501,416
Standard Chartered Bank	USD	63,455	KRW	85,944,267	10/27/2022	(3,771,885)
UBS AG	AUD	743,918	USD	513,914	10/20/2022	37,977,417
UBS AG	MXN	1,118,710	USD	54,448	11/18/2022	(628,134)
UBS AG	EUR	555,590	USD	535,375	12/01/2022	(11,394,658)
UBS AG	JPY	26,557,697	USD	187,608	12/02/2022	2,967,802
UBS AG	USD	33,264	JPY	4,775,535	12/02/2022	(62,291)
UBS AG	CHF	109,784	USD	115,165	12/07/2022	3,186,148
UBS AG	USD	57,158	CHF	55,658	12/07/2022	(387,295)
UBS AG	EUR	47,895	USD	46,180	12/08/2022	(988,363)

						$59,241,468

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	5.00%	USD 4,082	$(161,534)	$(162,160)	$626

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
NZD	43,642	11/01/2024	3 Month BKBM	2.580%	Quarterly/Semi-Annual	$(874,212)	$	– 0	–	$(874,212)
NZD	116,738	11/02/2024	3 Month BKBM	2.503%	Quarterly/Semi-Annual	(2,467,114)		– 0	–	(2,467,114)
GBP	1,290	01/14/2027	1.139%	1 Day SONIA	Annual	217,901		– 0	–	217,901
USD	600	01/30/2027	2.459%	3 Month LIBOR	Semi-Annual/Quarterly	38,968		– 0	–	38,968
EUR	70,942	05/12/2027	6 Month EURIBOR	1.494%	Semi-Annual/ Annual	(3,893,403)		– 0	–	(3,893,403)
EUR	54,178	05/13/2027	6 Month EURIBOR	1.464%	Semi-Annual/ Annual	(3,048,743)		– 0	–	(3,048,743)
EUR	62,410	08/18/2032	6 Month EURIBOR	1.800%	Semi-Annual/ Annual	(6,580,567)		– 0	–	(6,580,567)

abfunds.com	AB GLOBAL BOND FUND | 85

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
USD	150	05/05/2045	3 Month LIBOR	2.566%	Quarterly/Semi-Annual	$(21,451)	$1		$(21,452)
USD	100	07/16/2045	3 Month LIBOR	3.019%	Quarterly/Semi-Annual	(7,740)	9,466		(17,206)
EUR	45,250	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	20,604,403	– 0	–	20,604,403
EUR	45,250	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	(21,797,021)	– 0	–	(21,797,021)
EUR	45,740	11/10/2050	0.022%	6 Month EURIBOR	Annual/ Semi-Annual	21,582,411	357,073		21,225,338
EUR	45,740	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(22,175,713)	– 0	–	(22,175,713)
GBP	80	01/14/2052	1 Day SONIA	0.942%	Annual	(43,218)	– 0	–	(43,218)
GBP	140	01/31/2052	1 Day SONIA	1.068%	Annual	(72,267)	– 0	–	(72,267)

						$(18,537,766)	$366,540		$(18,904,306)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	3.00%	USD	3,590	$(805,218)	$(482,311)	$(322,907)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	3.00	USD	4,667	(1,046,784)	(626,272)	(420,512)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	3.00	USD	2,154	(483,310)	(159,861)	(323,449)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	3.00	USD	7,180	(1,611,035)	(515,899)	(1,095,136)

						$(3,946,347)	$(1,784,343)	$(2,162,004)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate		Maturity	U.S. $ Value at September 30, 2022
Credit Suisse Securities (USA)†	EUR	5,518	(2.00	)%*	—	$5,395,523
Credit Suisse Securities (USA)†	EUR	2,722	(0.50	)%*	—	2,664,618
Credit Suisse Securities (USA)†	EUR	7,899	0.00%		—	7,736,170

						$15,796,311

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2022.

*	Interest payment due from counterparty.

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PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$15,796,311	$	– 0	–	$	– 0	–	$	– 0	–	$15,796,311

^	Deemed an affiliated company as defined by the Investment Company Act of 1940 since the Fund owns 5% or more of the outstanding voting securities.

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $2,257,925,012 or 41.8% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.

(e)	Fair valued by the Adviser.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.05% of net assets as of September 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Chile Electricity PEC SpA 0.0%, 01/25/2028	10/06/2021	$177,307	$145,488	0.00%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 8.584%, 10/25/2025	09/18/2015	1,601,431	1,564,669	0.03%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	1,155,000	1,087,746	0.02%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	06/13/2013 - 09/23/2014	3,886,876	430	0.00%

(g)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Defaulted matured security.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2022.

(k)	Non-income producing security.

(l)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2022.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	Affiliated investments.

abfunds.com	AB GLOBAL BOND FUND | 87

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

September 30, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,383,873,262)	$5,377,567,287
Affiliated issuers (cost $68,923,453)	65,187,814
Cash collateral due from broker	45,376,065
Unrealized appreciation on forward currency exchange contracts	206,918,686
Unaffiliated interest receivable	36,689,714
Receivable for capital stock sold	2,734,249
Receivable for investment securities sold and foreign currency transactions	201,700
Affiliated dividends receivable	158,068
Receivable for variation margin on centrally cleared swaps	7,845

Total assets	5,734,841,428

Liabilities
Due to Custodian (includes foreign currency overdraft of $82 with a cost of $81)	255,389
Unrealized depreciation on forward currency exchange contracts	147,677,218
Payable for investment securities purchased	101,800,292
Cash collateral due to broker	36,286,985
Payable for capital stock redeemed	15,893,163
Payable for reverse repurchase agreements	15,796,311
Payable for variation margin on futures	8,451,155
Market value of credit default swaps (net premiums received $1,784,343)	3,946,347
Advisory fee payable	2,137,945
Payable for capital gains taxes	841,002
Dividends payable	527,432
Distribution fee payable	124,014
Transfer Agent fee payable	101,019
Administrative fee payable	72,237
Directors’ fee payable	8,708
Payable for variation margin on centrally cleared swaps	245
Accrued expenses	1,243,875

Total liabilities	335,163,337

Net Assets	$5,399,678,091

Composition of Net Assets
Capital stock, at par	$761,717
Additional paid-in capital	6,433,986,711
Accumulated loss	(1,035,070,337)

$5,399,678,091

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 89

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$409,768,015	57,763,234	$7.09	*

C	$22,598,517	3,175,422	$7.12

Advisor	$3,441,514,152	485,558,853	$7.09

R	$37,212,801	5,247,965	$7.09

K	$8,420,418	1,187,156	$7.09

I	$724,876,222	102,259,633	$7.09

Z	$755,287,966	106,524,386	$7.09

*	The maximum offering price per share for Class A shares was $7.40, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended September 30, 2022

Investment Income
Interest (net of foreign taxes withheld of $380,104)	$140,964,267
Dividends
Affiliated issuers	676,665	$141,640,932

Expenses
Advisory fee (see Note B)	29,349,394
Transfer agency—Class A	332,260
Transfer agency—Class C	21,715
Transfer agency—Advisor Class	2,756,388
Transfer agency—Class R	115,484
Transfer agency—Class K	22,491
Transfer agency—Class I	649,934
Transfer agency—Class Z	185,598
Distribution fee—Class A	1,245,739
Distribution fee—Class C	314,210
Distribution fee—Class R	222,085
Distribution fee—Class K	28,113
Custody and accounting	731,621
Printing	306,117
Registration fees	183,946
Audit and tax	133,353
Directors’ fees	105,947
Administrative	98,365
Legal	82,468
Miscellaneous	227,180

Total expenses before interest expense	37,112,408
Interest expense	50,094

Total expenses	37,162,502
Less: expenses waived and reimbursed by the Adviser (see Note B)	(91,125)

Net expenses		37,071,377

Net investment income		104,569,555

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 91

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(320,864,215)
Forward currency exchange contracts	498,899,905
Futures	4,076,956
Swaps	8,250,090
Foreign currency transactions	(204,419,193)
Net change in unrealized appreciation/depreciation on:
Affiliated Issuers	252,589
Investments(b)	(966,897,528)
Forward currency exchange contracts	8,043,182
Futures	10,146,723
Swaps	(13,123,528)
Foreign currency denominated assets and liabilities	(1,634,847)

Net loss on investment and foreign currency transactions	(977,269,866)

Contributions from Affiliates (see Note B)	716

Net Decrease in Net Assets from Operations	$(872,699,595)

(a)	Net of foreign realized capital gains taxes of $449,474.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $130,021.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$104,569,555	$102,878,918
Net realized gain (loss) on investment and foreign currency transactions	(14,056,457)	135,490,772
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(963,213,409)	(153,314,263)
Contributions from Affiliates (see Note B)	716	– 0	–

Net increase (decrease) in net assets from operations	(872,699,595)	85,055,427
Distributions to Shareholders
Class A	(21,975,166)	(13,885,781)
Class C	(1,182,268)	(822,067)
Advisor Class	(190,054,777)	(116,998,733)
Class R	(1,745,135)	(950,682)
Class K	(501,460)	(323,896)
Class I	(38,514,337)	(21,565,537)
Class Z	(39,231,722)	(15,767,733)
Capital Stock Transactions
Net increase (decrease)	(462,510,929)	237,830,852

Total increase (decrease)	(1,628,415,389)	152,571,850
Net Assets
Beginning of period	7,028,093,480	6,875,521,630

End of period	$5,399,678,091	$7,028,093,480

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 93

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE A

Significant Accounting Policies

AB Global Bond Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

abfunds.com	AB GLOBAL BOND FUND | 95

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed

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securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2022:

Investments in Securities	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,814,944,648	$	– 0	–	$2,814,944,648
Corporates – Investment Grade		– 0	–	1,170,411,948		– 0	–	1,170,411,948
Mortgage Pass-Throughs		– 0	–	211,402,837		– 0	–	211,402,837
Corporates – Non-Investment Grade		– 0	–	196,439,976		4,078,892		200,518,868
Collateralized Mortgage Obligations		– 0	–	163,701,780		– 0	–	163,701,780
Inflation-Linked Securities		– 0	–	158,908,278		– 0	–	158,908,278
Commercial Mortgage-Backed Securities		– 0	–	100,607,096		– 0	–	100,607,096
Covered Bonds		– 0	–	95,344,447		– 0	–	95,344,447
Collateralized Loan Obligations		– 0	–	85,352,028		– 0	–	85,352,028
Governments – Sovereign Bonds		– 0	–	81,508,535		– 0	–	81,508,535

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Investments in Securities	Level 1			Level 2		Level 3			Total
Quasi-Sovereigns	$	– 0	–	$78,955,000		$	– 0	–	$78,955,000
Supranationals		– 0	–	47,477,366			– 0	–	47,477,366
Local Governments – Provincial Bonds		– 0	–	43,379,329			– 0	–	43,379,329
Emerging Markets – Corporate Bonds		– 0	–	28,260,317			430		28,260,747
Local Governments – Regional Bonds		– 0	–	27,821,625			– 0	–	27,821,625
Asset-Backed Securities		– 0	–	21,212,779			– 0	–	21,212,779
Governments – Sovereign Agencies		– 0	–	19,244,928			– 0	–	19,244,928
Bank Loans		– 0	–	5,878,064			– 0	–	5,878,064
Common Stocks		634,589		– 0	–		4,000,926		4,635,515
Emerging Markets – Sovereigns		– 0	–	4,331,791			– 0	–	4,331,791
Warrants		12	#	– 0	–		0	#	12
Short-Term Investments:
Investment Companies		64,625,952		– 0	–		– 0	–	64,625,952
Time Deposits		– 0	–	12,144,021			– 0	–	12,144,021
Governments – Treasuries		– 0	–	2,087,507			– 0	–	2,087,507

Total Investments in Securities		65,260,553		5,369,414,300			8,080,248		5,442,755,101
Other Financial Instruments*:
Assets
Futures		23,729,875		– 0	–		– 0	–	23,729,875	†
Forward Currency Exchange Contracts		– 0	–	206,918,686			– 0	–	206,918,686
Centrally Cleared Interest Rate Swaps		– 0	–	42,443,683			– 0	–	42,443,683	†
Liabilities
Futures		(13,758,455)		– 0	–		– 0	–	(13,758,455	)†
Forward Currency Exchange Contracts		– 0	–	(147,677,218)			– 0	–	(147,677,218)
Centrally Cleared Credit Default Swaps		– 0	–	(161,534)			– 0	–	(161,534	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(60,981,449)			– 0	–	(60,981,449	)†
Credit Default Swaps		– 0	–	(3,946,347)			– 0	–	(3,946,347)
Reverse Repurchase Agreements		(15,796,311)		– 0	–		– 0	–	(15,796,311)

Total		$59,435,662		$5,406,010,121			$8,080,248		$5,473,526,031

#	The Fund held securities with zero market value at period end.

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*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2022, the reimbursement for such services amounted to $98,365.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency

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services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,205,684 for the year ended September 30, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,262 from the sale of Class A shares and received $474 and $2,935 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended September 30, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended September 30, 2022, such waiver amounted to $91,125.

A summary of the Fund’s transactions in affiliated issuers for the year ended September 30, 2022 is as follows:

Fund	Market Value 9/30/21 (000)	Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 9/30/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$66,333	$2,445,353		$2,447,060		$	– 0	–	$	– 0	–	$64,626	$677
Golden Energy Offshore Services AS	309	– 0	–	– 0	–		– 0	–		253		562	– 0	–

Total						$	– 0	–		$253		$65,188	$677

During the year ended September 30, 2022, the Adviser reimbursed the Fund $716 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act

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of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $15,584,322, $1,415,347 and $320,114 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2022, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$5,850,503,900	$6,466,156,670
U.S. government securities	4,147,667,776	3,634,819,892

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$6,478,579,293

Gross unrealized appreciation	$278,472,120
Gross unrealized depreciation	(1,331,629,052)

Net unrealized depreciation	$(1,053,156,932)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure

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to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current

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market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended September 30, 2022, the Fund held purchased options for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an

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agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its

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risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the year ended September 30, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$23,729,875	*	Receivable/ Payable for variation margin on futures	$13,758,455	*

Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared swaps	42,086,610	*	Receivable/ Payable for variation margin on centrally cleared swaps	60,990,916	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$206,918,686		Unrealized depreciation on forward currency exchange contracts	$147,677,218

Credit contracts				Market value of credit default swaps	3,946,347

Credit contracts	Receivable/ Payable for variation margin on centrally cleared swaps	626	*

Total		$272,735,797			$226,372,936

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$5,169,228	$(21,785,794)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	4,076,956	10,146,723

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	498,899,905	8,043,182

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$3,080,862	$8,662,266

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(81,122)	– 0	–

Total		$511,145,829	$5,066,377

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2022:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$172,590,532	(a)
Average notional amount of sale contracts	$19,324,600	(b)

Centrally Cleared Interest Rate Swaps
Average notional amount	$376,446,316

Credit Default Swaps:
Average notional amount of sale contracts	$43,501,266

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,277,160,675
Average principal amount of sale contracts	$5,405,527,211

Futures:
Average notional amount of buy contracts	$414,510,927
Average notional amount of sale contracts	$569,545,177

Purchased Options:
Average notional amount	$9,280,316	(c)

(a)	Positions were open for six months during the reporting period.

(b)	Positions were open for five months during the reporting period.

(c)	Positions were open for one month during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under

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ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia & New Zealand Bank Group Ltd.	$185,065	$	– 0	–	$	– 0	–	$	– 0	–	$185,065
Bank of America, NA.	3,601,767	(3,601,767)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	4,113,291	(2,721,876)	(1,391,415)	– 0	–	– 0	–
BNP Paribas SA	26,968,247	(17,092,857)	– 0	–	– 0	–	9,875,390
Brown Brothers Harriman & Co.	39,053	(39,053)	– 0	–	– 0	–	– 0	–
Citibank, NA	36,182,592	(11,137,367)	(13,869,985)	– 0	–	11,175,240
Credit Suisse International	4,022,950	(4,022,950)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA / Goldman Sachs International	21,061,319	(5,766,953)	(6,760,000)	– 0	–	8,534,366
HSBC Bank USA	17,651,565	(17,651,565)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	27,651,146	(27,651,146)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC.	17,898,967	(1,605,121)	(7,900,000)	– 0	–	8,393,846
Royal Bank of Scotland PLC.	2,197,276	(2,197,276)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	1,214,081	(1,214,081)	– 0	–	– 0	–	– 0	–
UBS AG	44,131,367	(13,460,741)	– 0	–	– 0	–	30,670,626

Total	$206,918,686	$(108,162,753)	$(29,921,400)	$	– 0	–	$68,834,533	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$17,044,932	$(3,601,767)	$	– 0	–	$	– 0	–	$13,443,165
Barclays Bank PLC	2,721,876	(2,721,876)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	17,092,857	(17,092,857)		– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	246,824	(39,053)		– 0	–		– 0	–	207,771
Citibank, NA	11,137,367	(11,137,367)		– 0	–		– 0	–	– 0	–
Credit Suisse International	13,452,248	(4,022,950)		(1,843,200)			– 0	–	7,586,098

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Goldman Sachs Bank USA / Goldman Sachs International	$5,766,953	$(5,766,953)	$	– 0	–	$	– 0	–	$	– 0	–
HSBC Bank USA	17,885,257	(17,651,565)		– 0	–		– 0	–		233,692
JPMorgan Chase Bank, NA	35,906,220	(27,651,146)		– 0	–		– 0	–		8,255,074
Morgan Stanley Capital Services LLC.	1,605,121	(1,605,121)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC.	3,980,139	(2,197,276)		– 0	–		– 0	–		1,782,863
Standard Chartered Bank	11,323,030	(1,214,081)		– 0	–		(10,108,949)			– 0	–
UBS AG	13,460,741	(13,460,741)		– 0	–		– 0	–		– 0	–

Total	$151,623,565	$(108,162,753)		$(1,843,200)			$(10,108,949)			$31,508,663	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that

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will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade.

Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2022, the Fund earned drop income of $1,698,455 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2022, the average amount of reverse repurchase agreements outstanding was $14,645,969 and the daily weighted average interest rate was (2.33)%. During the period, the Fund received net interest payments from counterparties. At September 30, 2022, the Fund had reverse repurchase agreements outstanding in the amount of $15,796,311 as reported in the statement of assets and liabilities.

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The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of September 30, 2022:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Credit Suisse Securities (USA) LLC.	$15,796,311	$(15,642,608)	$153,703

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

Class A
Shares sold	4,950,816	7,911,067	$39,184,488	$68,027,475

Shares issued in reinvestment of dividends and distributions	2,067,039	1,245,209	16,764,841	10,706,612

Shares converted from Class C	704,291	1,919,524	5,483,574	16,399,839

Shares redeemed	(18,092,414)	(19,085,592)	(142,150,009)	(163,874,705)

Net decrease	(10,370,268)	(8,009,792)	$(80,717,106)	$(68,740,779)

Class C
Shares sold	276,563	592,241	$2,233,094	$5,097,519

Shares issued in reinvestment of dividends and distributions	123,567	79,143	1,014,799	683,896

Shares converted to Class A	(701,834)	(1,912,981)	(5,483,574)	(16,399,839)

Shares redeemed	(1,193,631)	(1,709,545)	(9,474,619)	(14,731,884)

Net decrease	(1,495,335)	(2,951,142)	$(11,710,300)	$(25,350,308)

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	Shares		Amount
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

Advisor Class
Shares sold	92,883,007	140,397,551	$733,805,941	$1,204,584,552

Shares issued in reinvestment of dividends and distributions	18,069,481	10,534,592	146,241,591	90,455,102

Shares redeemed	(178,294,111)	(137,064,887)	(1,396,559,349)	(1,174,773,475)

Net increase (decrease)	(67,341,623)	13,867,256	$(516,511,817)	$120,266,179

Class R
Shares sold	1,095,028	1,536,894	$8,744,132	$13,185,566

Shares issued in reinvestment of dividends and distributions	214,722	110,123	1,745,775	946,464

Shares redeemed	(1,884,158)	(2,371,665)	(14,837,194)	(20,370,004)

Net decrease	(574,408)	(724,648)	$(4,347,287)	$(6,237,974)

Class K
Shares sold	320,299	461,197	$2,564,766	$3,962,201

Shares issued in reinvestment of dividends and distributions	61,487	37,554	500,253	322,729

Shares redeemed	(749,614)	(872,634)	(5,838,903)	(7,504,502)

Net decrease	(367,828)	(373,883)	$(2,773,884)	$(3,219,572)

Class I
Shares sold	14,043,371	27,003,408	$113,080,949	$232,597,236

Shares issued in reinvestment of dividends and distributions	4,583,235	2,396,958	37,041,565	20,577,774

Shares redeemed	(24,308,868)	(20,680,649)	(190,795,317)	(177,209,488)

Net increase (decrease)	(5,682,262)	8,719,717	$(40,672,803)	$75,965,522

Class Z
Shares sold	41,432,532	34,911,160	$342,522,824	$298,883,974

Shares issued in reinvestment of dividends and distributions	4,672,398	1,826,139	37,670,207	15,675,204

Shares redeemed	(23,845,413)	(19,759,784)	(185,970,763)	(169,411,394)

Net increase	22,259,517	16,977,515	$194,222,268	$145,147,784

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NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

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money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument,

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which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement

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(repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment

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NOTES TO FINANCIAL STATEMENTS (continued)

fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$239,373,330	$122,071,131
Net long-term capital gains	53,831,535	48,243,298

Total taxable distributions paid	$293,204,865	$170,314,429

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$318,864,894
Accumulated capital and other losses	(296,258,318	)(a)
Unrealized appreciation/(depreciation)	(1,054,690,106	)(b)

Total accumulated earnings/(deficit)	$(1,032,083,530	)(c)

(a)	As of September 30, 2022, the Fund had a net capital loss carryforward of $295,944,350. As of September 30, 2022, the cumulative deferred loss on straddles was $313,968.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of callable bond.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2022, the Fund had a net short-term capital loss carryforward of $177,170,464 and a net long-term capital loss carryforward of $118,773,886, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.52	$ 8.62	$ 8.67	$ 8.19	$ 8.43

Income From Investment Operations

Net investment income(a)(b)	.11	.11	.14	.17	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.20)	(.02)	.07	.52	(.22)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(1.09)	.09	.21	.69	(.04)

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.13)	(.26)	(.21)	(.20)

Distributions from net realized gain on investment and foreign currency transactions	(.10)	(.06)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.19)	(.26)	(.21)	(.20)

Net asset value, end of period	$ 7.09	$ 8.52	$ 8.62	$ 8.67	$ 8.19

Total Return

Total investment return based on net asset value(d)	(13.27)%	.92%	2.44	%^	8.58%	(.50)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$409,768	$580,627	$656,731	$758,638	$810,782

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.80%	.80%	.80%	.81%	.81%

Expenses, before waivers/reimbursements(e)	.80%	.80%	.80%	.81%	.82%

Net investment income(b)	1.40%	1.24%	1.62%	2.02%	2.16%

Portfolio turnover rate*	159%	130%	135%	126%	369%

See footnote summary on page 131.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.55	$ 8.65	$ 8.70	$ 8.21	$ 8.46

Income From Investment Operations

Net investment income(a)(b)	.05	.04	.08	.11	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.20)	(.02)	.06	.53	(.23)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(1.15)	.02	.14	.64	(.11)

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.06)	(.19)	(.15)	(.14)

Distributions from net realized gain on investment and foreign currency transactions	(.10)	(.06)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.12)	(.19)	(.15)	(.14)

Net asset value, end of period	$ 7.12	$ 8.55	$ 8.65	$ 8.70	$ 8.21

Total Return

Total investment return based on net asset value(d)	(13.88)%	.27%	1.66%	7.87%	(1.36)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$22,599	$39,929	$65,949	$104,089	$146,309

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.55%	1.55%	1.55%	1.56%	1.56%

Expenses, before waivers/reimbursements(e)	1.56%	1.55%	1.55%	1.56%	1.56%

Net investment income(b)	.62%	.49%	.93%	1.26%	1.38%

Portfolio turnover rate*	159%	130%	135%	126%	369%

See footnote summary on page 131.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.51	$ 8.62	$ 8.66	$ 8.18	$ 8.42

Income From Investment Operations

Net investment income(a)(b)	.13	.13	.16	.19	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.19)	(.03)	.08	.52	(.22)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(1.06)	.10	.24	.71	(.02)

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.15)	(.28)	(.23)	(.22)

Distributions from net realized gain on investment and foreign currency transactions	(.10)	(.06)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.21)	(.28)	(.23)	(.22)

Net asset value, end of period	$ 7.09	$ 8.51	$ 8.62	$ 8.66	$ 8.18

Total Return

Total investment return based on net asset value(d)	(12.95)%	1.17%	2.82%	8.86%	(.25)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,441,514	$4,707,655	$4,645,021	$4,845,448	$4,570,491

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.55%	.55%	.55%	.56%	.56%

Expenses, before waivers/reimbursements(e)	.56%	.55%	.55%	.56%	.57%

Net investment income(b)	1.66%	1.49%	1.91%	2.26%	2.44%

Portfolio turnover rate*	159%	130%	135%	126%	369%

See footnote summary on page 131.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.52	$ 8.62	$ 8.66	$ 8.18	$ 8.42

Income From Investment Operations

Net investment income(a)(b)	.08	.07	.10	.13	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.21)	(.02)	.08	.53	(.23)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(1.13)	.05	.18	.66	(.08)

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.09)	(.22)	(.18)	(.16)

Distributions from net realized gain on investment and foreign currency transactions	(.10)	(.06)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.15)	(.22)	(.18)	(.16)

Net asset value, end of period	$ 7.09	$ 8.52	$ 8.62	$ 8.66	$ 8.18

Total Return

Total investment return based on net asset value(d)	(13.65)%	.59%	2.08%	8.13%	(.91)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$37,213	$49,599	$56,424	$69,424	$75,138

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.25%	1.24%	1.27%	1.24%	1.23%

Expenses, before waivers/reimbursements(e)	1.25%	1.24%	1.27%	1.24%	1.23%

Net investment income(b)	.96%	.80%	1.20%	1.59%	1.75%

Portfolio turnover rate*	159%	130%	135%	126%	369%

See footnote summary on page 131.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.52	$ 8.62	$ 8.66	$ 8.18	$ 8.42

Income From Investment Operations

Net investment income(a)(b)	.10	.10	.13	.16	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.20)	(.02)	.07	.52	(.22)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(1.10)	.08	.20	.68	(.05)

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.12)	(.24)	(.20)	(.19)

Distributions from net realized gain on investment and foreign currency transactions	(.10)	(.06)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.18)	(.24)	(.20)	(.19)

Net asset value, end of period	$ 7.09	$ 8.52	$ 8.62	$ 8.66	$ 8.18

Total Return

Total investment return based on net asset value(d)	(13.38)%	.90%	2.39%	8.46%	(.60)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,420	$13,249	$16,627	$19,576	$16,642

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.94%	.93%	.96%	.93%	.92%

Expenses, before waivers/reimbursements(e)	.94%	.93%	.96%	.93%	.92%

Net investment income(b)	1.24%	1.11%	1.51%	1.89%	2.09%

Portfolio turnover rate*	159%	130%	135%	126%	369%

See footnote summary on page 131.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.52	$ 8.62	$ 8.66	$ 8.18	$ 8.42

Income From Investment Operations

Net investment income(a)(b)	.13	.13	.16	.19	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.20)	(.02)	.07	.52	(.22)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(1.07)	.11	.23	.71	(.02)

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.15)	(.27)	(.23)	(.22)

Distributions from net realized gain on investment and foreign currency transactions	(.10)	(.06)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.21)	(.27)	(.23)	(.22)

Net asset value, end of period	$ 7.09	$ 8.52	$ 8.62	$ 8.66	$ 8.18

Total Return

Total investment return based on net asset value(d)	(13.06)%	1.29%	2.79%	8.87%	(.23)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$724,876	$919,250	$854,892	$852,566	$773,149

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.56%	.55%	.58%	.55%	.54%

Expenses, before waivers/reimbursements(e)	.57%	.55%	.58%	.56%	.55%

Net investment income(b)	1.65%	1.49%	1.88%	2.27%	2.46%

Portfolio turnover rate*	159%	130%	135%	126%	369%

See footnote summary on page 131.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended September 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 8.52	$ 8.62	$ 8.66	$ 8.18	$ 8.42

Income From Investment Operations

Net investment income(a)(b)	.14	.13	.16	.19	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.21)	(.02)	.08	.53	(.22)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(1.07)	.11	.24	.72	(.01)

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.15)	(.28)	(.24)	(.23)

Distributions from net realized gain on investment and foreign currency transactions	(.10)	(.06)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.21)	(.28)	(.24)	(.23)

Net asset value, end of period	$ 7.09	$ 8.52	$ 8.62	$ 8.66	$ 8.18

Total Return

Total investment return based on net asset value(d)	(13.01)%	1.34%	2.84%	8.93%	(.18)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$755,288	$717,784	$579,878	$580,799	$489,921

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.51%	.50%	.53%	.50%	.49%

Expenses, before waivers/reimbursements(e)	.51%	.50%	.53%	.50%	.50%

Net investment income(b)	1.73%	1.53%	1.93%	2.33%	2.54%

Portfolio turnover rate*	159%	130%	135%	126%	369%

See footnote summary on page 131.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended September 30,
	2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	.80%	.80%	.80%	.81%	.81%
Before waivers/reimbursements	.80%	.80%	.80%	.81%	.82%
Class C
Net of waivers/reimbursements	1.55%	1.55%	1.55%	1.56%	1.56%
Before waivers/reimbursements	1.56%	1.55%	1.55%	1.56%	1.56%
Advisor Class
Net of waivers/reimbursements	.55%	.55%	.55%	.56%	.56%
Before waivers/reimbursements	.56%	.55%	.55%	.56%	.57%
Class R
Net of waivers/reimbursements	1.25%	1.24%	1.27%	1.24%	1.23%
Before waivers/reimbursements	1.25%	1.24%	1.27%	1.24%	1.23%
Class K
Net of waivers/reimbursements	.94%	.93%	.96%	.93%	.92%
Before waivers/reimbursements	.94%	.93%	.96%	.93%	.92%
Class I
Net of waivers/reimbursements	.56%	.55%	.58%	.55%	.54%
Before waivers/reimbursements	.57%	.55%	.58%	.56%	.55%
Class Z
Net of waivers/reimbursements	.51%	.50%	.53%	.50%	.49%
Before waivers/reimbursements	.51%	.50%	.53%	.50%	.50%

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Global Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 23, 2022

abfunds.com	AB GLOBAL BOND FUND | 133

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2022. For foreign shareholders, 19.63% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $53,831,535 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Scott A. DiMaggio(2), Vice President Matthew S. Sheridan(2), Vice President John Taylor(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global Fixed Income Investment Team. Messrs. DiMaggio, Sheridan and Taylor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB GLOBAL BOND FUND | 135

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Onur Erzan, 46	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Co-Head of Fixed Income.

Matthew S. Sheridan, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

John Taylor, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Director—Global Multi-Sector.

Emilie D. Wrapp, 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2017.

Michael B. Reyes, 46	Senior Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2017.

Joseph J. Mantineo, 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2017.

Stephen M. Woetzel, 51	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2017.

Vincent S. Noto, 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised

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by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the

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Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and

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presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale. The directors also informed the Adviser that they would continue to monitor the Fund’s asset levels and consider whether additional breakpoints should be imposed in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

abfunds.com	AB GLOBAL BOND FUND | 151

NOTES

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AB GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GB-0151-0922

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Bond Fund	2021	$102,815	$—	$34,878
	2022	$107,956	$—	$24,515

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2021	$1,110,018	$34,878
			$—
			$(34,878)
	2022	$1,956,972	$24,515
			$—
			$(24,515)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 29, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2022